UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06279

Harris Associates Investment Trust
(Exact name of registrant as specified in charter)

Two North La Salle Street, Suite 500 Chicago, Illinois			60602-3790
(Address of principal executive offices)			(Zip code)

Kristi L. Rowsell Harris Associates L.P. Two North La Salle Street, #500 Chicago, Illinois 60602		Paulita A. Pike K&L Gates LLP Three First National Plaza, #3100 Chicago, Illinois 60602
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 621-0600

Date of fiscal year end:	9/30/13

Date of reporting period:	3/31/13

Item 1. Reports to Shareholders.

THE OAKMARK FUNDS

SEMI-ANNUAL REPORT | MARCH 31, 2013

OAKMARK FUND

OAKMARK SELECT FUND

OAKMARK EQUITY AND INCOME FUND

OAKMARK GLOBAL FUND

OAKMARK GLOBAL SELECT FUND

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

The Oakmark Funds

2013 Semi-Annual Report

TABLE OF CONTENTS

President's Letter	1
Fund Expenses	3
Oakmark Fund
Summary Information	4
Portfolio Manager Commentary	5
Schedule of Investments	6
Oakmark Select Fund
Summary Information	8
Portfolio Manager Commentary	9
Schedule of Investments	10
Oakmark Equity and Income Fund
Summary Information	12
Portfolio Manager Commentary	13
Schedule of Investments	15
Oakmark Global Fund
Summary Information	18
Portfolio Manager Commentary	19
Schedule of Investments	21
Oakmark Global Select Fund
Summary Information	24
Portfolio Manager Commentary	25
Schedule of Investments	26
Oakmark International Fund
Summary Information	28
Portfolio Manager Commentary	29
Schedule of Investments	30
Oakmark International Small Cap Fund
Summary Information	32
Portfolio Manager Commentary	33
Schedule of Investments	34
Financial Statements
Statements of Assets and Liabilities	36
Statements of Operations	38
Statements of Changes in Net Assets	40
Notes to Financial Statements	47
Financial Highlights	58
Disclosure Regarding Investment Advisory Contract Approval	65
Disclosures and Endnotes	67
Trustees and Officers	68

FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements". Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate", "may", "will", "expect", "believe",

"plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

THE OAKMARK FUNDS

The Oakmark Funds  March 31, 2013

President's Letter

Dear Fellow Shareholders,

A lot of attention these days is being paid to the behavioral biases that create a gap between what investors say and what they do.

I listened to a presentation this quarter by one of the authors of The Influential Investor, published by State Street's Center for Applied Research1. More than 3,000 investors were surveyed to try to understand the forces that will shape the next decade of the investment management industry.

The results revealed a troubling disparity between the goals of individual investors and the investment decisions they are making. For example, when questioned about becoming more prepared for retirement, participants primarily said they needed to be "more aggressive." But these same investors had 30% of their portfolio invested in cash; and when asked to predict their portfolio in 10 years, the allocations were mostly unchanged.

In fact, nearly half the assets for these investors were out of sync with their long-term goals, despite the fact that a substantial majority of them agreed with the statement that "long-term decisions are important to me." The study goes on to discuss how investors' desires and their deeds are deeply misaligned due to the dominance of short-term thinking when making investment decisions.

Short-term thinking often leads to decisions based more on emotions than on rational analysis. We believe sound investment decisions are best made with a long-term perspective. This long-term thinking is deeply ingrained in the Oakmark culture. Our research team focuses on identifying stocks that trade at a significant discount to our estimate of intrinsic value, with growing business value and shareholder-oriented management.

The consistent imperative to think about long-term value creation underpins our entire investment approach. There is so much business news generated each day that people can easily lose sight of their investment goals. We, of course, try to sort through this information to determine what is meaningful and what is noise. Our patient culture allows our research team to identify and vigorously analyze companies that may be unloved by the market for what we believe may be temporary reasons. This process often uncovers unique ideas that drive strong returns for our shareholders.

It was a culture of long-term thinking that encouraged our team to objectively analyze the fallout of the financial crisis and identify those companies with strong capital positions and quality managements. Staying invested in Japan after its devastating earthquake also required a long time horizon. We concluded that the physical damage had not impaired the global business operations of many of our holdings. Likewise, pundits and many investors overlooked the diversification of many companies' global footprint and abandoned the eurozone during last summer's panicked markets, but we believed in our analysis and held our positions.

These scenarios represented fertile opportunities in an organization that supports patient, disciplined company evaluation. We understand it may take time, even years for the market to recognize our view of a company's value. Our conviction in our research allows us to be patient even when the trend is uncomfortable in the near term.

The success of our investment ideas was borne out during the market recovery, distinguishing The Oakmark Funds from less disciplined peers. Ultimately, we recognize that a long time horizon can be an investor's most important

oakmark.com 1

The Oakmark Funds   March 31, 2013

President's Letter (continued)

advantage. It leads to investment decisions that align well with the long-term objectives of Oakmark shareholders, among whom we are also included.

Oakmark.com

I hope you have had a chance to visit Oakmark.com to see our new website. Congratulations to the team at Harris who completed this initiative. We believe the new layout is pleasing and offers ease of navigation as you browse through the latest thoughts from Oakmark. Look for regular commentary from the portfolio management team at Oakmark as a way to understand our outlook, including videos and connections to what others are saying. Let us know your thoughts.

Thank you for placing your confidence in The Oakmark Funds.

Kristi L. Rowsell
President of The Oakmark Funds
President of Harris Associates L.P.

2 THE OAKMARK FUNDS

Fund Expenses (Unaudited)

A shareholder of each Fund incurs ongoing costs, including investment advisory fees, transfer agent fees and other fund expenses. The examples below are intended to help shareholders understand the ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other funds.

The following table provides information about actual account values and actual fund expenses as well as hypothetical account values and hypothetical fund expenses for shares of each Fund.

ACTUAL EXPENSES

The following table shows the expenses a shareholder would have paid on a $1,000 investment in each Fund from October 1, 2012 to March 31, 2013, as well as how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. A shareholder can estimate expenses incurred for the period by dividing the account value at March 31, 2013, by $1,000 and multiplying the result by the number in the "Actual—Expenses Paid During Period" column shown below.

Shares of Oakmark International Small Cap Fund, invested for 90 days or less, may be charged a 2% redemption fee upon redemption. Please consult the Funds' prospectus at oakmark.com for more information.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The following table provides information about hypothetical account values and hypothetical expenses for shares of each Fund based on actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or actual expenses shareholders paid for the period. Shareholders may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the "Hypothetical—Expenses Paid During Period" column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transaction costs were included, the total costs would have been higher.

		ACTUAL		HYPOTHETICAL (assumes 5% annual return before expenses)
	Beginning Account Value (10/01/12)	Ending Account Value (03/31/13)	Expenses Paid During Period*	Ending Account Value (03/31/13)	Expenses Paid During Period*	Annualized Expense Ratio
Oakmark Fund
Class I	$1,000.00	$1,128.50	$5.09	$1,020.14	$4.84	0.96%
Class II	$1,000.00	$1,127.20	$6.21	$1,019.10	$5.89	1.17%
Oakmark Select Fund
Class I	$1,000.00	$1,132.90	$5.42	$1,019.85	$5.14	1.02%
Class II	$1,000.00	$1,131.10	$6.91	$1,018.45	$6.54	1.30%
Oakmark Equity and Income Fund
Class I	$1,000.00	$1,076.70	$4.04	$1,021.04	$3.93	0.78%
Class II	$1,000.00	$1,074.80	$5.69	$1,019.45	$5.54	1.10%
Oakmark Global Fund
Class I	$1,000.00	$1,196.30	$6.30	$1,019.20	$5.79	1.15%
Class II	$1,000.00	$1,194.30	$8.32	$1,017.35	$7.64	1.52%
Oakmark Global Select Fund
Class I	$1,000.00	$1,192.80	$6.40	$1,019.10	$5.89	1.17%
Oakmark International Fund
Class I	$1,000.00	$1,199.10	$5.48	$1,019.95	$5.04	1.00%
Class II	$1,000.00	$1,197.40	$7.07	$1,018.50	$6.49	1.29%
Oakmark International Small Cap Fund
Class I	$1,000.00	$1,150.60	$7.35	$1,018.10	$6.89	1.37%
Class II	$1,000.00	$1,149.90	$8.63	$1,016.90	$8.10	1.61%

*  Expenses for each share class is equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent half-year divided by 365 (to reflect the one-half year period).

oakmark.com 3

Oakmark Fund  March 31, 2013

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 08/05/91 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 03/31/13)[3]
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception (08/05/91)
Oakmark Fund (Class I)	9.58%	15.83%	12.55%	9.78%	9.26%	12.67%
S&P 500 Index	10.61%	13.96%	12.67%	5.81%	8.53%	8.91%
Dow Jones Industrial Average[4]	11.93%	13.37%	13.32%	6.50%	8.94%	10.17%
Lipper Large-Cap Value Funds Index[5]	11.25%	15.35%	10.46%	4.40%	8.09%	8.38%

The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past Performance is no guarantee of future results. Performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit oakmark.com.

TOP TEN EQUITY HOLDINGS[6]	% of Net Assets
Bank of America Corp.	3.1
JPMorgan Chase & Co.	2.4
DIRECTV	2.4
American International Group, Inc.	2.3
Capital One Financial Corp.	2.3
Medtronic, Inc.	2.3
TE Connectivity, Ltd.	2.3
Texas Instruments, Inc.	2.2
Oracle Corp.	2.2
FedEx Corp.	2.2
FUND STATISTICS
Ticker	OAKMX
Inception	08/05/91
Number of Equity Holdings	53
Net Assets	$8.6 billion
Benchmark	S&P 500 Index
Weighted Average Market Cap	$80.3 billion
Median Market Cap	$32.5 billion
Equity Turnover (as of 03/31/13)	23%
Expense Ratio - Class I (as of 09/30/12)	1.03%
SECTOR ALLOCATION	% of Net Assets
Financials	24.8
Information Technology	20.7
Consumer Discretionary	16.5
Industrials	12.0
Health Care	9.3
Energy	6.9
Consumer Staples	2.9
Short-Term Investments and Other	6.9

4 THE OAKMARK FUNDS

Oakmark Fund  March 31, 2013

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oakmx@oakmark.com

Kevin Grant, CFA

Portfolio Manager

oakmx@oakmark.com

The Oakmark Fund increased by 10% in the past quarter, bringing the gain for the first half of our fiscal year to 13%. The S&P 5002 also increased significantly, up 11% and 10% for the quarter and six months, respectively. Despite these increases, we believe stocks remain moderately undervalued relative to their own history and extremely undervalued versus bonds.

Our best performing stock in the quarter was Dell, up 42%. Dell is in the midst of a bidding war between a group headed by its CEO, Michael Dell, and groups led by Blackstone and Carl Icahn. We have decided, for now, to maintain our holding as we believe there is a reasonable probability that a higher bid will emerge. A more detailed discussion of our Dell position can be found in the commentary for the Oakmark and Oakmark Select Funds.

Our worst performer was Apple, down 16%, but because our weighting was less than that of the S&P 500, it didn't hurt our relative performance. We also had single-digit declines in Cenovus (7%), Capital One (5%), Oracle (3%) and Aflac (1%). None of these companies are performing meaningfully worse than we were expecting, so we continue to hold the stocks.

We eliminated two holdings during the quarter: Viacom and Heinz. Viacom's stock reached our sell target despite ratings for its main cable channels that continue to disappoint. Heinz announced its acquisition, and because the stock price immediately matched the proposed acquisition price, we sold all of our shares. We are very pleased with the performance of Heinz management over the many years we owned the stock. For a more complete discussion, read the Heinz piece we posted on our website during the quarter. We added one new holding, Forest Laboratories.

Forest Laboratories (FRX-$37)

Forest Labs is a mid-sized pharmaceutical company. It sells at almost 40 times trailing earnings at a time when many pharma stocks are priced at multiples less than half that. So it is fair for our investors to ask how we can possibly call Forest undervalued. When we evaluate most companies, we don't need to adjust P/E7 ratios to reflect differing mixes of new versus old products. Pharma companies, however, are different. Even very large pharma companies often produce most of their earnings from just a small number of drugs. When patents on those drugs expire, earnings largely disappear. So a very low P/E is justified for companies facing patent cliffs. The opposite is true when drugs are first introduced. Launch costs can wipe out most of a new drug's early earnings, so a very high P/E ratio is deserved.

Forest is in the unusual position of launching seven important new drugs. This results in very low current earnings compared to the earnings we expect several years from now. Our valuation of discounted future cash flows indicates that Forest is currently selling for just over two-thirds of value. Further, if a large pharma company owned Forest, economies of scale would meaningfully reduce Forest's expenses, which leads us to believe its ultimate value is even higher. Finally, many pharma stocks have been strong performers because they pay high dividends, which appeals to bond investors looking for income in the stock market. Because Forest does not pay a dividend, it has not enjoyed such attention. Instead, over the past decade, its management has repurchased nearly 30% of the company's shares. When we believe a stock is selling at a large discount to its value, there are few things we like better than management increasing our ownership by reducing the outstanding shares.

Thank you for your continued investment in our Fund.

oakmark.com 5

Oakmark Fund  March 31, 2013 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 93.1%
FINANCIALS - 24.8%
DIVERSIFIED FINANCIALS - 15.5%
Bank of America Corp. Other Diversified Financial Services	22,000	$267,960
JPMorgan Chase & Co. Other Diversified Financial Services	4,445	210,960
Capital One Financial Corp. Consumer Finance	3,613	198,523
The Goldman Sachs Group, Inc. Investment Banking & Brokerage	1,213	178,493
Franklin Resources, Inc. Asset Management & Custody Banks	1,180	177,956
State Street Corp. Asset Management & Custody Banks	2,800	165,452
Bank of New York Mellon Corp. Asset Management & Custody Banks	5,060	141,619
		1,340,963
INSURANCE - 7.2%
American International Group, Inc. (a) Multi-line Insurance	5,195	201,670
Aflac, Inc. Life & Health Insurance	3,093	160,894
Principal Financial Group, Inc. Life & Health Insurance	4,500	153,135
Aon PLC (b) Insurance Brokers	1,770	108,855
		624,554
BANKS - 2.1%
Wells Fargo & Co. Diversified Banks	4,770	176,442
		2,141,959
INFORMATION TECHNOLOGY - 20.7%
SOFTWARE & SERVICES - 8.8%
Oracle Corp. Systems Software	5,980	193,393
Microsoft Corp. Systems Software	5,920	169,371
MasterCard, Inc., Class A Data Processing & Outsourced Services	308	166,668
Google, Inc., Class A (a) Internet Software & Services	177	140,544
Automatic Data Processing, Inc. Data Processing & Outsourced Services	1,430	92,979
		762,955
TECHNOLOGY HARDWARE & EQUIPMENT - 6.3%
TE Connectivity, Ltd. (b) Electronic Manufacturing Services	4,686	196,469
Dell, Inc. Computer Hardware	12,860	184,284
Apple, Inc. Computer Hardware	361	159,789
		540,542
	Shares	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 5.6%
Texas Instruments, Inc. Semiconductors	5,465	$193,898
Intel Corp. Semiconductors	8,800	192,280
Applied Materials, Inc. Semiconductor Equipment	7,160	96,517
		482,695
		1,786,192
CONSUMER DISCRETIONARY - 16.5%
MEDIA - 8.2%
DIRECTV (a) Cable & Satellite	3,599	203,748
Omnicom Group, Inc. Advertising	3,121	183,842
Comcast Corp., Class A Cable & Satellite	3,740	148,179
The Walt Disney Co. Movies & Entertainment	2,056	116,798
Discovery Communications, Inc., Class C (a) Broadcasting	801	55,730
		708,297
RETAILING - 4.4%
Liberty Interactive Corp., Class A (a) Catalog Retail	7,455	159,388
The Home Depot, Inc. Home Improvement Retail	1,957	136,524
Kohl's Corp. Department Stores	1,842	84,967
		380,879
AUTOMOBILES & COMPONENTS - 2.8%
Delphi Automotive PLC (b) Auto Parts & Equipment	3,984	176,889
Harley-Davidson, Inc. Motorcycle Manufacturers	1,102	58,737
		235,626
CONSUMER SERVICES - 1.1%
McDonald's Corp. Restaurants	959	95,603
		1,420,405

See accompanying Notes to Financial Statements.

6 THE OAKMARK FUNDS

Oakmark Fund  March 31, 2013 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 93.1% (continued)
INDUSTRIALS - 12.0%
CAPITAL GOODS - 9.8%
Illinois Tool Works, Inc. Industrial Machinery	2,930	$178,554
Parker Hannifin Corp. Industrial Machinery	1,825	167,134
3M Co. Industrial Conglomerates	1,533	162,973
Cummins, Inc. Construction & Farm Machinery & Heavy Trucks	1,380	159,818
Northrop Grumman Corp. Aerospace & Defense	1,440	101,016
The Boeing Co. Aerospace & Defense	878	75,376
		844,871
TRANSPORTATION - 2.2%
FedEx Corp. Air Freight & Logistics	1,960	192,472
		1,037,343
HEALTH CARE - 9.3%
HEALTH CARE EQUIPMENT & SERVICES - 7.2%
Medtronic, Inc. Health Care Equipment	4,185	196,528
UnitedHealth Group, Inc. Managed Health Care	3,260	186,505
Covidien PLC (b) Health Care Equipment	2,128	144,363
Baxter International, Inc. Health Care Equipment	1,253	91,018
		618,414
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 2.1%
Forest Laboratories, Inc. (a) Pharmaceuticals	3,000	114,120
Merck & Co., Inc. Pharmaceuticals	1,587	70,172
		184,292
		802,706
ENERGY - 6.9%
Exxon Mobil Corp. Integrated Oil & Gas	2,027	182,653
Devon Energy Corp. Oil & Gas Exploration & Production	2,805	158,258
Halliburton Co. Oil & Gas Equipment & Services	3,200	129,312
Cenovus Energy, Inc. (b) Integrated Oil & Gas	4,010	124,270
		594,493
	Shares	Value
CONSUMER STAPLES - 2.9%
FOOD, BEVERAGE & TOBACCO - 1.8%
Unilever PLC (c) Packaged Foods & Meats	3,733	$157,682
FOOD & STAPLES RETAILING - 1.1%
Wal-Mart Stores, Inc. Hypermarkets & Super Centers	1,265	94,660
		252,342
TOTAL COMMON STOCKS - 93.1% (COST $5,648,722)		8,035,440
	Par Value	Value
SHORT TERM INVESTMENT - 7.4%
REPURCHASE AGREEMENT - 7.4%
Fixed Income Clearing Corp. Repurchase Agreement, 0.09% dated 03/28/13 due 04/01/13, repurchase price $643,208, collateralized by Federal Home Loan Mortgage Corp. Bonds, 1.600% - 3.000%, due 07/10/19 - 08/06/20, aggregate value plus accrued interest of $605,913, by Federal National Mortgage Association Bonds, 1.330% - 2.230%, due 10/24/19- 12/06/22, aggregate value plus accrued interest of $50,155 (Cost: $643,201)	643,201	643,201
TOTAL SHORT TERM INVESTMENTS - 7.4% (COST $643,201)		643,201
TOTAL INVESTMENTS - 100.5% (COST $6,291,923)		8,678,641
Liabilities In Excess of Other Assets - (0.5)%		(46,493)
TOTAL NET ASSETS - 100.0%		$8,632,148

(a)  Non-income producing security

(b)  Foreign domiciled corporation

(c)  Sponsored American Depositary Receipt

See accompanying Notes to Financial Statements.

oakmark.com 7

Oakmark Select Fund  March 31, 2013

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 11/01/96 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 03/31/13)[3]
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception (11/01/96)
Oakmark Select Fund (Class I)	7.52%	13.26%	12.50%	9.77%	7.93%	12.57%
S&P 500 Index	10.61%	13.96%	12.67%	5.81%	8.53%	6.93%
Lipper Multi-Cap Value Funds Index[8]	12.32%	16.34%	10.85%	4.88%	8.40%	6.90%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. Performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance data, visit oakmark.com.

TOP TEN EQUITY HOLDINGS[6]	% of Net Assets
TRW Automotive Holdings Corp.	6.7
TE Connectivity, Ltd.	6.1
Bank of America Corp.	5.7
Medtronic, Inc.	5.6
JPMorgan Chase & Co.	5.2
Capital One Financial Corp.	5.2
American International Group, Inc.	5.1
DIRECTV	4.9
MasterCard, Inc., Class A	4.7
Liberty Interactive Corp., Class A	4.6
FUND STATISTICS
Ticker	OAKLX
Inception	11/01/96
Number of Equity Holdings	21
Net Assets	$3.6 billion
Benchmark	S&P 500 Index
Weighted Average Market Cap	$48.3 billion
Median Market Cap	$31.1 billion
Equity Turnover (as of 03/31/13)	39%
Expense Ratio - Class I (as of 09/30/12)	1.05%
SECTOR ALLOCATION	% of Net Assets
Information Technology	23.8
Financials	21.3
Consumer Discretionary	20.7
Health Care	10.0
Energy	7.3
Industrials	6.8
Utilities	4.3
Short-Term Investments and Other	5.8

8 THE OAKMARK FUNDS

Oakmark Select Fund  March 31, 2013

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oaklx@oakmark.com

Anthony P. Coniaris, CFA

Portfolio Manager

oaklx@oakmark.com

Win Murray

Portfolio Manager

oaklx@oakmark.com

The Oakmark Select Fund increased 8% in the past quarter, bringing the gain for the first half of our fiscal year to 13%. The S&P 5002 also increased significantly, up 11% and 10% for the quarter and six months, respectively. Despite these increases, we believe stocks remain moderately undervalued relative to historical levels and extremely undervalued versus bonds.

In the first quarter of our fiscal year, financial and industrial stocks were among the market's best performers, and we own a lot of them. In this past quarter, stocks of stable businesses with high dividends tended to perform better than either financials or industrials. This trend does not appear to be supported by stock valuations. We believe that it was caused by investors searching for income who found these stocks to be cheaper than bonds. Though we agree with that assessment, we continue to believe that we will be more than adequately rewarded for owning somewhat riskier businesses at much lower P/E7 multiples.

Our best performing stock in the quarter was Dell, up 42%. Dell is in the midst of a bidding war between groups including Michael Dell (its CEO), Blackstone and Carl Icahn. We have decided, for now, to maintain our holding as we believe there is a reasonable probability that a higher bid will emerge. A more detailed discussion of our Dell position can be found in the commentary for the Oakmark and Oakmark Select Funds.

We lost money on four stocks in the quarter, and these stocks prevented us from keeping up with the S&P 500. Kennametal followed a strong quarter with a 2% loss this quarter, which allowed us to fill out our position. Capital One declined 5%, due largely to management lowering its projection of how much the newly acquired HSBC credit card portfolio would add to earnings. Though we were disappointed that management bungled communication about its expectations, we don't believe this increases the probability of further earnings reductions. Our other losers were both energy stocks—Cenovus, down 7%, and Newfield, down 16%. Both companies reported fourth-quarter losses due to write-downs of natural gas assets mandated by the low gas price on December 31. Additionally, Cenovus is being hurt by tight pipeline capacity, which results in an unusually large price discount for its oil. We don't believe these issues are long-term problems, and therefore are not reducing our estimated value for either company.

During the quarter we added Forest Laboratories (FRX-$37) to the portfolio. Forest doesn't have the high yield or low P/E that has attracted investors to other pharmaceutical stocks, but it does have a collection of newly introduced drugs that we believe is worth significantly more than the stock price. A more complete explanation of our interest in Forest is available in the Oakmark Fund quarterly letter.

The purchase of Forest was largely funded by a continued reduction in our Discovery position. We couldn't be more pleased with Discovery's growth in profitability, largely due to an increased number of viewers across its networks. We are also pleased with its use of cash to repurchase shares. But with the stock trading at $70, compared to less than $9 five years ago, it is hard to argue that investors are not giving them appropriate credit for that performance.

Thank you for your continued investment in our Fund.

oakmark.com 9

Oakmark Select Fund  March 31, 2013 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 94.2%
INFORMATION TECHNOLOGY - 23.8%
TECHNOLOGY HARDWARE & EQUIPMENT - 10.6%
TE Connectivity, Ltd. (b) Electronic Manufacturing Services	5,294	$221,975
Dell, Inc. Computer Hardware	11,500	164,795
		386,770
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 8.5%
Intel Corp. Semiconductors	7,147	156,162
Texas Instruments, Inc. Semiconductors	4,250	150,790
		306,952
SOFTWARE & SERVICES - 4.7%
MasterCard, Inc., Class A Data Processing & Outsourced Services	315	170,456
		864,178
FINANCIALS - 21.3%
DIVERSIFIED FINANCIALS - 16.2%
Bank of America Corp. Other Diversified Financial Services	17,100	208,278
JPMorgan Chase & Co. Other Diversified Financial Services	4,000	189,840
Capital One Financial Corp. Consumer Finance	3,450	189,577
		587,695
INSURANCE - 5.1%
American International Group, Inc. (a) Multi-line Insurance	4,805	186,538
		774,233
CONSUMER DISCRETIONARY - 20.7%
MEDIA - 9.5%
DIRECTV (a) Cable & Satellite	3,148	178,205
Comcast Corp., Class A Cable & Satellite	3,250	128,765
Discovery Communications, Inc., Class C (a) Broadcasting	551	38,297
		345,267
AUTOMOBILES & COMPONENTS - 6.6%
TRW Automotive Holdings Corp. (a) Auto Parts & Equipment	4,400	242,000
RETAILING - 4.6%
Liberty Interactive Corp., Class A (a) Catalog Retail	7,800	166,764
		754,031
	Shares	Value
HEALTH CARE - 10.0%
HEALTH CARE EQUIPMENT & SERVICES - 5.6%
Medtronic, Inc. Health Care Equipment	4,300	$201,928
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 4.4%
Forest Laboratories, Inc. (a) Pharmaceuticals	4,200	159,768
		361,696
ENERGY - 7.3%
Newfield Exploration Co. (a) Oil & Gas Exploration & Production	6,389	143,244
Cenovus Energy, Inc. (b) Integrated Oil & Gas	3,925	121,630
		264,874
INDUSTRIALS - 6.8%
TRANSPORTATION - 3.9%
FedEx Corp. Air Freight & Logistics	1,450	142,390
CAPITAL GOODS - 2.9%
Kennametal, Inc. Industrial Machinery	2,695	105,226
		247,616
UTILITIES - 4.3%
Calpine Corp. (a) Independent Power Producers & Energy Traders	7,604	156,651
TOTAL COMMON STOCKS - 94.2% (COST $2,393,775)		3,423,279
	Par Value	Value
SHORT TERM INVESTMENTS - 6.3%
REPURCHASE AGREEMENT - 6.3%
Fixed Income Clearing Corp. Repurchase Agreement, 0.09% dated 03/28/13 due 04/01/13, repurchase price $231,086, collateralized by a Federal Farm Credit Bank Bond, 2.380% due 07/24/23, value plus accrued interest of $24,938, by Federal Home Loan Bank Bonds, 2.470% - 3.170%, due 08/27/24 - 10/04/27, aggregate value plus accrued interest of $70,559, by a Federal National Mortgage Association Bond, 2.230%, due 12/06/22, value plus accrued interest of $140,210 (Cost: $231,083)	231,083	231,083
TOTAL SHORT TERM INVESTMENTS - 6.3% (COST $231,083)		231,083
TOTAL INVESTMENTS - 100.5% (COST $2,624,858)		3,654,362
Liabilities In Excess of Other Assets - (0.5)%		(19,686)
TOTAL NET ASSETS - 100.0%		$3,634,676

(a)  Non-income producing security

(b)  Foreign domiciled corporation

See accompanying Notes to Financial Statements.

10 THE OAKMARK FUNDS

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oakmark.com 11

Oakmark Equity and Income Fund  March 31, 2013

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 11/01/95 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 03/31/13)[3]
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception (11/01/95)
Oakmark Equity & Income Fund (Class I)	6.18%	7.30%	6.82%	4.89%	9.16%	10.72%
Lipper Balanced Funds Index	5.40%	9.37%	8.60%	5.04%	7.27%	6.77%
S&P 500 Index	10.61%	13.96%	12.67%	5.81%	8.53%	7.81%
Barclays U.S. Govt./Credit Index	-0.17%	4.56%	6.10%	5.50%	5.06%	6.07%

The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past Performance is no guarantee of future results. Performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit oakmark.com.

TOP TEN EQUITY HOLDINGS[6]	% of Net Assets
UnitedHealth Group, Inc.	3.3
Dover Corp.	3.2
Nestle SA	3.0
Devon Energy Corp.	3.0
General Dynamics Corp.	3.0
Philip Morris International, Inc.	2.9
MasterCard, Inc., Class A	2.7
Flowserve Corp.	2.6
Diageo PLC	2.6
Baker Hughes, Inc.	2.5
FUND STATISTICS
Ticker	OAKBX
Inception	11/01/95
Number of Equity Holdings	52
Net Assets	$18.9 billion
Benchmark	Lipper Balanced Funds Index
Weighted Average Market Cap	$42.0 billion
Median Market Cap	$9.3 billion
Equity Turnover (as of 03/31/13)	31%
Expense Ratio - Class I (as of 09/30/12)	0.78%
SECTOR ALLOCATION	% of Net Assets
Equity Investments
Industrials	19.1
Energy	13.2
Health Care	11.2
Consumer Staples	10.1
Consumer Discretionary	8.7
Information Technology	7.4
Financials	4.2
Materials	0.6
Total Equity Investments	74.5
Fixed Income Investments
Government and Agency Securities	14.4
Corporate Bonds	1.5
Asset Backed Securities	0.1
Total Fixed Income Investments	16.0
Short-Term Investments and Other	9.5

12 THE OAKMARK FUNDS

Oakmark Equity and Income Fund  March 31, 2013

Portfolio Manager Commentary

Clyde S. McGregor, CFA

Portfolio Manager
oakbx@oakmark.com

U.S. stocks enjoyed a sizable rally in the first calendar quarter. Fixed income investment returns were minimal, albeit positive after including income. For the past quarter, the Equity and Income Fund returned 6% while the Lipper Balanced Fund Index9, the Fund's performance benchmark, returned 5%. For the fiscal year's six months, the Fund returned 8%, which compares with the Lipper Index's 7%. The annualized compound rate of return since the Fund's inception in 1995 is 11% while the corresponding return to the Lipper Index is 7%.

Flowserve, Nestle, Dover, Cimarex Energy and Philip Morris International led the contributors' list for the quarter, while the detractors were Cenovus Energy, Walter Energy, Quest Diagnostics, Apache (sold) and Blount International. The stock market showed much more discrimination concerning energy industry investments in this quarter, rewarding our holdings that reported good finding costs and resource additions (e.g., Cimarex and Range Resources, the sixth-largest contributor), while penalizing Apache and the Fund's two Canadian holdings, Cenovus and EnCana, for differing reasons. I discuss the sale of Apache in the next section of the report. EnCana's announcement that its well-regarded CEO was taking early retirement surprised and disappointed investors. In the case of Cenovus, price realizations for Canadian heavy oil have been weak, thereby reducing profitability. During the first six months of our fiscal year, the largest contributors were Flowserve, Dover, Rockwell Automation, MasterCard and Nestle, and the leading detractors were Cenovus, Apache, EnCana, Quest Diagnostics and Devon Energy.

Out of the five top contributors to fiscal-year return, none led in terms of pure price appreciation. The five leading price performers (Patterson-UTI Energy, Lear, Bruker, Crane and TD Ameritrade) are all smaller holdings in the Fund, meaning that their outsized price increases did not make them leading contributors. Although one might wish that the Fund had held more shares in those names, their market capitalizations would have made this difficult. Nevertheless, we are glad for each share that we did own. The Fund has always been invested across market capitalizations (i.e., it is an all-cap fund), and in most investing environments, shareholders should expect a wide market cap range in the Fund's holdings.

Transaction Activity

I eliminated five holdings during the quarter, three that had excelled, one that disappointed and one that fell in between. To begin on a happy note, it was only one year ago that I wrote of the eBay purchase, so this idea came to investment maturity quite rapidly. In January 2012, we had what proved to be a fleeting opportunity to purchase eBay shares after the announcement of an unexpected management departure. We took advantage of the opportunity based on our belief that the company's PayPal unit was a "crown jewel" that investors did not fully appreciate. We sold our shares in eBay at close to our target sell price after holding the position for a little more than one year, thereby attaining long-term taxation status. Although many of the Fund's shareholders may not care about tax considerations, others do hold their Fund shares in taxable accounts. We attempt to manage all of our Funds in a tax-friendly fashion, and our long-term investing horizon is a good match for that objective. Occasionally a holding's price may jump soon after purchase, however, and this outcome demands portfolio manager delicacy. That said, investment decisions always take priority over tax considerations.

I also eliminated holdings of Apache, Mohawk, Mine Safety Appliances and Texas Instruments. Apache was the signal disappointment within this group of sales. As noted in an earlier paragraph, when investors consider exploration and production company stocks, they are increasingly looking for companies that can find and produce oil and gas efficiently and at low cost. For many years, Apache was seen by its peers as a cost leader, but the company's statistics have been eroding meaningfully, which has limited its ability to grow intrinsic value per share, a characteristic that we demand in our investments. In contrast, both Mohawk and Mine Safety Appliance have produced solid fundamental results that translated into share prices that met our sell targets. Finally, the sale of our shares in Texas Instruments helped fund the purchase of a new holding, Oracle.

I initiated three new positions in the quarter: Atlas Air, AFLAC and the aforementioned Oracle. Starting with the latter, we hope our investment in Oracle will resemble our experience with eBay, although we certainly are not counting on it to do so as quickly. We purchased Oracle after the company's shares declined because of an earnings report in which the company minimally missed investor expectations. To be fair, many investors have been anxiously probing Oracle's reports for the past few years to discern whether trends in data management and enterprise software are moving away from the company's strengths, and the recent quarter's report did little to assuage those fears. On the positive side, Oracle has a huge installed base, and clients would incur enormous switching costs to move to alternative database schemes and software vendors. In addition, most new entrants into the market are niche players—they will win some business, but the truly large customers will find it difficult to risk moving central parts of their functionality to a small, young enterprise.

AFLAC is a leading supplemental insurance provider with operations concentrated in Japan and the U.S. While its television commercials have helped to make the company well known in the States, the majority of its profits originate in Japan, where the company dominates the cancer insurance sector. Our opportunity to purchase the stock developed as the Japanese yen began to weaken meaningfully because of a change in government monetary policy. Yen weakness reduces the value of the company's Japanese profits when expressed in dollars.

oakmark.com 13

Oakmark Equity and Income Fund  March 31, 2013

Portfolio Manager Commentary (continued)

Investors have also been skeptical of the company's management of the large investment portfolio tied to its reserves. We believe, however, that the company has worked aggressively to reduce its risk exposures. The stock's above-average dividend yield is another positive attribute.

Atlas Air Worldwide Holdings is an air freight and logistics company. We believe that the company's substantial investment in new, fuel-efficient aircraft has created a sustainable competitive advantage. In its primary business, Atlas operates its aircraft fleet for customers who are responsible for all fuel costs. Customers sign long-term "take-or-pay" contracts for minimum volumes, thereby affording Atlas the financial strength with which to make the enormous investment in freighters. As more of the new aircraft are delivered, we expect profit margins to increase, although we believe the company would benefit most from increasing international trade.

Fixed Income Challenges

During the quarter, our team continued to work to shift the Fund's fixed-income allocation in a yield-enhancing direction while remaining cognizant of risk. As I have stated often, this is incredibly difficult in a world where many investors chase income. Large fund flows into this sector exacerbate this trend. Our experience with a recent Heinz bond offering provides a good illustration. Warren Buffett's Berkshire Hathaway and 3G Capital recently announced the acquisition of Heinz, effectively taking the company private. To help finance the acquisition, the purchasing entity announced a sizable bond offering with initial "price talk" suggesting an interest rate around 5%. Believing this to be attractive, we expressed interest in participating. Unfortunately, we were far from unique in holding this opinion, and expressions of interest kept pouring in such that the underwriters were able to both increase the size of the bond offering and reduce the interest rate to 4.25%, at which level we had no desire to participate. According to Charles Mead's Bloomberg report11, this "coupon is the lowest ever awarded for similar maturity secured debt issued by high-yield companies" and it is "similar to what average investment-grade issuers paid as recently as February 2011." The Harris Associates fixed-income team and I will continue to work to build the Fund's corporate debt allocation, but only on terms that we believe will favor our shareholders. The net of our fixed-income activity in the quarter was to shrink the U.S. Treasury allocation while keeping the overall portfolio fixed-income duration virtually unchanged.

As always, I thank our shareholders for entrusting their assets to the Fund. I welcome your questions and comments.

14 THE OAKMARK FUNDS

Oakmark Equity and Income Fund  March 31, 2013 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 74.5%
INDUSTRIALS - 19.1%
CAPITAL GOODS - 16.7%
Dover Corp. Industrial Machinery	8,213	$598,549
General Dynamics Corp. Aerospace & Defense	7,974	562,268
Flowserve Corp. (b) Industrial Machinery	2,954	495,336
Rockwell Automation Inc. Electrical Components & Equipment	5,347	461,670
Parker Hannifin Corp. Industrial Machinery	3,589	328,677
Northrop Grumman Corp. Aerospace & Defense	4,299	301,582
Illinois Tool Works, Inc. Industrial Machinery	4,239	258,349
Teledyne Technologies, Inc. (a) Aerospace & Defense	1,094	85,807
Kaydon Corp. Industrial Machinery	966	24,717
Blount International, Inc. (a) Industrial Machinery	1,530	20,466
Crane Co. Industrial Machinery	271	15,121
		3,152,542
TRANSPORTATION - 2.4%
FedEx Corp. Air Freight & Logistics	4,418	433,814
Atlas Air Worldwide Holdings, Inc. (a) Air Freight & Logistics	500	20,380
		454,194
		3,606,736
ENERGY - 13.2%
Devon Energy Corp. Oil & Gas Exploration & Production	9,991	563,703
Baker Hughes, Inc. Oil & Gas Equipment & Services	10,313	478,626
Cenovus Energy, Inc. (c) Integrated Oil & Gas	14,973	464,026
Encana Corp. (c) (d) Oil & Gas Exploration & Production	14,713	286,323
Range Resources Corp. Oil & Gas Exploration & Production	3,286	266,281
Cimarex Energy Co. Oil & Gas Exploration & Production	3,449	260,223
Concho Resources, Inc. (a) Oil & Gas Exploration & Production	1,497	145,814
Patterson-UTI Energy, Inc. Oil & Gas Drilling	1,730	41,243
		2,506,239
	Shares	Value
HEALTH CARE - 11.2%
HEALTH CARE EQUIPMENT & SERVICES - 9.7%
UnitedHealth Group, Inc. Managed Health Care	10,999	$629,259
Varian Medical Systems, Inc. (a) (b) Health Care Equipment	4,541	326,939
Laboratory Corp. of America Holdings (a) Health Care Services	3,221	290,516
Quest Diagnostics, Inc. Health Care Services	4,946	279,179
Omnicare, Inc. Health Care Services	5,138	209,236
CR Bard, Inc. Health Care Equipment	938	94,514
PharMerica Corp. (a) (b) Health Care Distributors	775	10,855
		1,840,498
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 1.5%
Hospira, Inc. (a) Pharmaceuticals	6,217	204,120
Bruker Corp. (a) Life Sciences Tools & Services	3,834	73,220
		277,340
		2,117,838
CONSUMER STAPLES - 10.1%
FOOD, BEVERAGE & TOBACCO - 8.5%
Nestle SA (e) Packaged Foods & Meats	7,929	574,586
Philip Morris International, Inc. Tobacco	5,915	548,370
Diageo PLC (e) Distillers & Vintners	3,847	484,094
		1,607,050
FOOD & STAPLES RETAILING - 1.6%
CVS Caremark Corp. Drug Retail	5,352	294,295
		1,901,345
CONSUMER DISCRETIONARY - 8.7%
AUTOMOBILES & COMPONENTS - 2.6%
BorgWarner, Inc. (a) Auto Parts & Equipment	3,229	249,708
Lear Corp. Auto Parts & Equipment	4,424	242,726
		492,434
RETAILING - 2.3%
Foot Locker, Inc. Apparel Retail	6,039	206,769
Staples, Inc. Specialty Stores	12,740	171,102
HSN, Inc. Catalog Retail	1,034	56,703
		434,574

See accompanying Notes to Financial Statements.

oakmark.com 15

Oakmark Equity and Income Fund  March 31, 2013 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 74.5% (continued)
CONSUMER DISCRETIONARY - 8.7% (continued)
MEDIA - 2.0%
Scripps Networks Interactive, Inc., Class A Broadcasting	5,895	$379,297
CONSUMER DURABLES & APPAREL - 1.8%
Leggett & Platt, Inc. Home Furnishings	5,843	197,391
Carter's, Inc. (a) Apparel, Accessories & Luxury Goods	2,317	132,683
		330,074
		1,636,379
INFORMATION TECHNOLOGY - 7.4%
SOFTWARE & SERVICES - 5.5%
MasterCard, Inc., Class A Data Processing & Outsourced Services	956	517,568
Oracle Corp. Systems Software	11,782	381,030
Broadridge Financial Solutions, Inc. (b) Data Processing & Outsourced Services	5,904	146,643
		1,045,241
TECHNOLOGY HARDWARE & EQUIPMENT - 1.9%
TE Connectivity, Ltd. (c) Electronic Manufacturing Services	6,797	284,982
Arris Group, Inc. (a) Communications Equipment	3,844	65,999
		350,981
		1,396,222
FINANCIALS - 4.2%
DIVERSIFIED FINANCIALS - 3.1%
Bank of America Corp. Other Diversified Financial Services	28,579	348,091
TD Ameritrade Holding Corp. Investment Banking & Brokerage	11,300	233,014
		581,105
INSURANCE - 1.1%
Principal Financial Group, Inc. Life & Health Insurance	4,727	160,846
Aflac, Inc. Life & Health Insurance	1,022	53,158
		214,004
		795,109
MATERIALS - 0.6%
Walter Energy, Inc. (b) Diversified Metals & Mining	4,181	119,150
TOTAL COMMON STOCKS - 74.5% (COST $10,017,540)		14,079,018
	Par Value		Value
FIXED INCOME - 16.0%
GOVERNMENT AND AGENCY SECURITIES - 14.4%
U.S. GOVERNMENT NOTES - 13.2%
1.25%, due 07/15/20, Inflation Indexed		526,273	$628,609
1.375%, due 07/15/18, Inflation Indexed		532,240	623,386
0.125%, due 09/30/13		299,070	299,070
2.125%, due 01/15/19, Inflation Indexed		213,829	260,804
1.00%, due 09/30/16		199,380	203,103
0.125%, due 08/31/13		199,380	199,380
1.125%, due 06/15/13		174,460	174,828
1.00%, due 01/15/14		99,690	100,360
			2,489,540
U.S. GOVERNMENT AGENCIES - 0.8%
Federal Home Loan Mortgage Corp., 2.25%, due 03/13/20		25,000	25,322
Federal Home Loan Mortgage Corp., 2.00%, due 08/08/17		24,930	25,104
Federal Home Loan Mortgage Corp., 1.30%, due 06/07/17		24,930	24,976
Federal National Mortgage Association, 1.30%, due 05/10/17		24,930	24,961
Federal National Mortgage Association, 1.25%, due 09/27/18		24,680	24,736
Federal National Mortgage Association, 1.125%, due 10/24/18		24,680	24,693
Federal National Mortgage Association, 1.00%, due 01/30/20		9,525	9,466
			159,258
CANADIAN GOVERNMENT BONDS - 0.3%
4.25%, due 12/01/21, Inflation Indexed	CAD	36,399	50,499
NORWEGIAN GOVERNMENT BONDS - 0.1%
6.50%, due 05/15/13	NOK	149,540	25,727
Total Government and Agency Securities (Cost $2,488,042)			2,725,024
CORPORATE BONDS - 1.5%
Kinetic Concepts, Inc., 10.50%, due 11/01/18		47,940	51,895
SSIF Nevada, LP, 144A, 1.005%, due 04/14/14 (f) (g)		45,090	45,359
Delphi Corp., 5.875%, due 05/15/19		20,943	22,618
Triumph Group, Inc., 8.625%, due 07/15/18		14,405	16,008
Quiksilver, Inc., 6.875%, due 04/15/15		15,000	14,981
ASML Holding NV, 5.75%, due 06/13/17	EUR	9,660	14,295
Kinetic Concepts, Inc., 12.50%, due 11/01/19		14,360	14,145
Penn National Gaming, Inc., 8.75%, due 08/15/19		9,970	11,266
Live Nation Entertainment, Inc., 144A, 7.00%, due 09/01/20 (g)		9,605	10,325

See accompanying Notes to Financial Statements.

16 THE OAKMARK FUNDS

Oakmark Equity and Income Fund  March 31, 2013 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Par Value		Value
FIXED INCOME - 16.0% (continued)
CORPORATE BONDS - 1.5% (continued)
Sealy Mattress Co., 8.25%, due 06/15/14		10,000	$10,038
Six Flags Entertainment Corp., 144A, 5.25%, due 01/15/21 (g)		9,970	9,982
HJ Heinz Co., 2.85%, due 03/01/22		9,820	9,924
Health Net, Inc., 6.375%, due 06/01/17		8,680	9,288
Range Resources Corp., 7.25%, due 05/01/18		7,305	7,597
Concho Resources, Inc., 5.50%, due 10/01/22		6,980	7,259
Walter Energy, Inc., 144A, 9.875%, due 12/15/20 (b) (g)		5,390	5,848
Scotiabank Peru SA, 144A, 4.50%, due 12/13/27 (f) (g)		6,000	5,784
Serta Simmons Holdings LLC, 144A, 8.125%, due 10/01/20 (g)		4,990	5,183
Walter Energy, Inc., 144A, 8.50%, due 04/15/21 (b) (g)		5,000	5,125
Encore Acquisition Co., 9.50%, due 05/01/16		2,550	2,678
Ameristar Casinos, Inc., 7.50%, due 04/15/21		2,000	2,193
Post Holdings, Inc., 7.375%, due 02/15/22		1,000	1,094
Hologic, Inc., 6.25%, due 08/01/20		250	266
CNO Financial Group, Inc., 144A, 6.375%, due 10/01/20 (g)		250	266
Tempur-Pedic International, Inc., 144A, 6.875%, due 12/15/20 (g)		100	107
Total Corporate Bonds (Cost $271,468)			283,524
ASSET BACKED SECURITIES - 0.1%
Cabela's Master Credit Card Trust, 144A, 0.753%, due 10/15/19 (f) (g) (Cost $11,450)		11,450	11,521
TOTAL FIXED INCOME - 16.0% (COST $2,770,960)			3,020,069
SHORT TERM INVESTMENTS - 8.7%
REPURCHASE AGREEMENT - 3.2%
Fixed Income Clearing Corp. Repurchase Agreement, 0.09% dated 03/28/13 due 04/01/13, repurchase price $611,557, collateralized by United States Treasury Notes, 1.000% - 1.500%, due 07/31/16 - 09/30/16, aggregate value plus accrued interest of $623,785 (Cost: $611,552)		611,552	611,552
CANADIAN TREASURY BILLS - 3.1%
1.03% - 1.09%, due 04/11/13 - 11/21/13 (h) (Cost $599,796)	CAD	597,370	586,197
	Par Value	Value
COMMERCIAL PAPER - 1.4%
Wellpoint, Inc., 144A, 0.18% - 0.24%, due 04/04/13 - 04/29/13 (g) (h)	100,000	$99,993
Chevron Corp., 144A, 0.08%, due 04/04/13 - 04/05/13 (g) (h)	50,000	50,000
American Honda Finance, 0.12%, due 04/05/13 (h)	25,000	25,000
Wal-Mart Stores, Inc., 144A, 0.08%, due 04/10/13 (g) (h)	25,000	24,999
Toyota Motor Credit, 0.12%, due 04/12/13 (h)	25,000	24,999
Kellogg Co., 144A, 0.18%, due 04/01/13 (g) (h)	20,000	20,000
General Mills, Inc., 144A, 0.15%, due 04/03/13 (g) (h)	15,000	15,000
Total Commercial Paper (Cost $259,991)		259,991
CORPORATE BONDS - 0.5%
Time Warner Cable, Inc., 6.20%, due 07/01/13	28,300	28,677
Dell, Inc., 1.40%, due 09/10/13	25,060	25,071
American Express Bank FSB, 5.50%, due 04/16/13	24,846	24,899
General Mills, Inc., 5.25%, due 08/15/13	9,199	9,362
Bank of America Corp., 4.90%, due 05/01/13	5,640	5,660
Merrill Lynch & Co., Inc., 6.15%, due 04/25/13	4,285	4,301
Walgreen Co., 4.88%, due 08/01/13	3,008	3,050
Total Corporate Bonds (Cost $101,148)		101,020
GOVERNMENT AND AGENCY SECURITIES - 0.5%
United States Treasury Note, 0.19%, due 07/15/13 (h) (Cost $99,924)	99,690	99,951
TOTAL SHORT TERM INVESTMENTS - 8.7% (COST $1,672,411)		1,658,711
TOTAL INVESTMENTS - 99.2% (COST $14,460,911)		18,757,798
Other Assets In Excess of Liabilities - 0.8%		153,160
NET ASSETS - 100.0%		$18,910,958

(a)  Non-income producing security

(b)  See Note 5 in the Notes to the Financial Statements regarding investments in affiliated issuers.

(c)  Foreign domiciled corporation

(d)  A portion of the security out on loan.

(e)  Sponsored American Depositary Receipt

(f)  Floating Rate Note. Rate shown is as of March 31, 2013.

(g)  See Note 1 in the Notes to Financial Statements regarding restricted securities. These securities may be resold subject to restrictions on resale under federal securities law.

(h)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

Key to Abbreviations:

  CAD  Canadian Dollar

  EUR  Euro

  NOK  Norwegian Krone

See accompanying Notes to Financial Statements.

oakmark.com 17

Oakmark Global Fund  March 31, 2013

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 08/04/99 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 03/31/13)[3]
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception (08/04/99)
Oakmark Global Fund (Class I)	8.43%	12.55%	7.69%	4.54%	12.76%	10.76%
MSCI World Index	7.73%	11.85%	8.46%	2.23%	8.88%	3.02%
Lipper Global Funds Index[13]	7.13%	10.48%	7.08%	2.13%	9.14%	4.09%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. Performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance data, visit oakmark.com.

TOP TEN EQUITY HOLDINGS[6]	% of Net Assets
Oracle Corp.	4.5
Credit Suisse Group	4.2
Julius Baer Group, Ltd.	4.0
Daiwa Securities Group, Inc.	3.9
Tenet Healthcare Corp.	3.8
MasterCard, Inc., Class A	3.7
Daimler AG	3.5
Snap-on, Inc.	3.4
FedEx Corp.	3.1
TE Connectivity, Ltd.	3.1
FUND STATISTICS
Ticker	OAKGX
Inception	08/04/99
Number of Equity Holdings	40
Net Assets	$2.4 billion
Benchmark	MSCI World Index
Weighted Average Market Cap	$34.7 billion
Median Market Cap	$12.7 billion
Equity Turnover (as of 03/31/13)	26%
Expense Ratio - Class I (as of 09/30/12)	1.16%
SECTOR ALLOCATION	% of Net Assets
Information Technology	28.2
Industrials	19.7
Financials	14.0
Consumer Discretionary	12.0
Health Care	8.8
Materials	7.0
Energy	4.5
Consumer Staples	1.2
Short-Term Investments and Other	4.6
GEOGRAPHIC ALLOCATION
% of Equity and Equivalents
North America	47.1
United States	47.1
Europe	28.8
Switzerland	16.6
Germany*	6.1
Italy*	2.6
Spain*	2.0
UK	0.9
Netherlands*	0.6
% of Equity and Equivalents
Asia	21.1
Japan	21.1
Australasia	3.0
Australia	3.0

*  Euro currency countries comprise 11.3% of equity investments

18 THE OAKMARK FUNDS

Oakmark Global Fund  March 31, 2013

Portfolio Manager Commentary

Clyde S. McGregor, CFA

Portfolio Manager
oakgx@oakmark.com

Robert A. Taylor, CFA

Portfolio Manager

oakgx@oakmark.com

Quarter Review

As was the case one year ago, the March quarter witnessed a strong rally in world stock markets, with very few countries experiencing losses. The Oakmark Global Fund gained 8% in the quarter. The MSCI World Index12 returned 8%, and the Lipper Global Fund Index13 gained 7%. For the Fund's fiscal six months, the return was 20%. This contrasts to 10% for the MSCI World Index and 12% for the Lipper Global Fund Index. As always, we are most pleased to report the Fund's 11% compound annualized rate of return since inception.

Countries that contributed most to the Fund's three-month return were the U.S., Japan and Switzerland, which are also by far the heaviest country weights in the portfolio. Spain, Australia, Germany and the Netherlands generated negative returns, but except for Germany, these countries have only one holding each represented in the portfolio. For the first half of the fiscal year, the positive contribution rankings were the same, with only Spain detracting from the Fund's return.

The Fund holdings with the highest contributions to return in the quarter were Tenet Healthcare (U.S.), Daiwa Securities (Japan), Live Nation (U.S.), Cimarex Energy (U.S.) and Discovery Communications, Class C (U.S.). Square Enix Holdings (Japan), Banco Santander (Spain), Canon (Japan), Kuehne + Nagel (Switzerland) and Incitec Pivot (Australia) were the primary detractors. For the fiscal six months, the leading contributors were Daiwa, Tenet Healthcare, Toyota Motor (Japan), Credit Suisse (Switzerland) and Mastercard (U.S.). The largest detractors were Square Enix Holdings, Apache (U.S.), Devon Energy (U.S.), Laboratory Corporation of America (U.S.) and Intel (U.S.). Our sale of Apache during the quarter is discussed below.

Hospital operator Tenet Healthcare and brokerage firm Daiwa Securities have been key contributors to the Fund's six-month return and outperformance. Tenet's price increase may look exceptional, but not within the context of the U.S. hospital industry. The ways that the industry might profit from the Patient Protection and Affordable Care Act have not been lost on investors. In addition to its sector's strengths, Tenet stands out for its persistent share repurchasing. The largest non-U.S. contributor to performance was once again Daiwa, Japan's second-largest broker. Continued discussions of economic reforms have caused the Japanese market to rally and the yen to weaken. These positive developments contributed to Daiwa's strong quarterly results. The company's retail revenues increased 10%, and its retail profits grew 247%. Asset management revenues were up 4%, and profits in that segment were 50% higher than this time last year. In addition, the company's cost-cutting measures are paying off. Better trading profits and commissions have increased the wholesale unit's revenues by 117% from the year-ago period, marking that segment's first profitable quarter since 2009. Although Daiwa's stock price has more than doubled over the past six months, we continue to believe the company has significant upside potential and that it will remain a good investment for our shareholders.

Square Enix has been the worst contributor for the past two quarters. We've written about cyclical and secular impacts affecting the entire gaming industry. These headwinds persist for all industry players. Management at Square Enix, however, has also executed poorly during recent major title launches, including Hitman and Lara Croft: Tomb Raider, by overspending on development costs and undershooting volume expectations. Furthermore, the company had to write off about $85 million in development costs that management felt would not lead to adequate profitability. As a result, Yosuke Matsuda, the current CFO, will replace Yoichi Wada as president in June, and a new management team will be formed. While our assessment of intrinsic value has been negatively impacted, it has not fallen as much as the share price. Square Enix owns a library of strong content and has a loyal following among gamers, and the company's balance sheet still shows a large cash cushion. We're encouraged by the upcoming leadership changes and anxiously await the opportunity to assess the new team's strategy.

Portfolio Activity

Our portfolio activity in the quarter was modest when expressed in terms of new names or eliminations. That statement, however, does not begin to capture the extent of our daily efforts to maintain the best possible risk/return characteristics. Yamaha (Japan) was the only new purchase and Apache was the only stock holding that we completely eliminated. The U.S. portfolio weight declined slightly in the quarter, as purchase/sale activity more than offset the period's superior price performance of U.S. equities.

Clients often ask us "Aside from meeting your price targets or to satisfy redemptions, what fundamental rationale do you have for selling a stock out of the portfolio?" The answer derives from our investing process and value philosophy. We have often stated the shorthand version of our philosophy: Invest in quality businesses selling at a discount to our estimated intrinsic value, businesses that persistently grow their intrinsic value per share, and businesses with management teams that think and act as if they owned the business but who treat their shareholders as their partners. When we approve an equity for purchase, we also establish "reasons to own," which help us assess the performance of the company over time. A company whose results begin to challenge our reasons to own demands our immediate attention. Such a company is also likely not to be growing its intrinsic value per share as we anticipated. Apache falls into this category. When we purchased shares in Apache, our analysis indicated an astutely managed company with a well-diversified portfolio of oil and gas properties. Our primary reasons to own were low resource development costs, above-average growth in reserves and production and great

oakmark.com 19

Oakmark Global Fund  March 31, 2013

Portfolio Manager Commentary (continued)

international assets that included a large concession in Egypt. More recently, however, the company's costs to find and develop oil and gas have increased steeply. Rising costs have slowed the pace of the company's reserve growth, causing its intrinsic value per share to stagnate. Finally, its important holdings in Egypt are difficult to value today, given the political change under way there. These combined factors prompted us to sell our shares.

Yamaha Motor is probably best known in the U.S. for its outboard marine engine business. However, over 60% of its sales and most of its profits come from emerging market countries. Yamaha has strong market positions in fast-growing areas such as Indonesia, Vietnam and Thailand, where motorcycles and scooters are primary methods of transportation. Recently, management has pursued entry into other developing regions, including India, where it expects to gain significant market share with its new "Ray" scooter model. In addition to building business in emerging economies, management has cut fixed costs, thereby reducing the break-even point for its motorcycle business in developed regions.

Hedge Discussion

Although many global currencies have weakened compared to the U.S. dollar, we believe some currencies are overvalued, so we defensively hedge the Fund's currency exposure. The Japanese yen continued to depreciate during the quarter, reaching levels not seen since 2009. We decreased our hedge to 20% of our yen exposure. Our yen hedges added over 85 basis points worth of performance for the first quarter alone. Approximately 58% of our Australian dollar and 28% of our Swiss franc exposures were also hedged at quarter end.

Thank you for being our partners in the Oakmark Global Fund. Please feel free to contact us with your questions or comments.

20 THE OAKMARK FUNDS

Oakmark Global Fund  March 31, 2013 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
EQUITY AND EQUIVALENTS - 95.4%
INFORMATION TECHNOLOGY - 28.2%
SOFTWARE & SERVICES - 10.3%
Oracle Corp. (United States) Systems Software	3,325	$107,527
MasterCard, Inc., Class A (United States) Data Processing & Outsourced Services	163	88,150
Square Enix Holdings Co., Ltd. (Japan) Home Entertainment Software	4,517	48,319
		243,996
TECHNOLOGY HARDWARE & EQUIPMENT - 9.8%
TE Connectivity, Ltd. (Switzerland) Electronic Manufacturing Services	1,728	72,434
Canon, Inc. (Japan) Office Electronics	1,551	56,829
Hirose Electric Co., Ltd. (Japan) Electronic Components	429	56,308
OMRON Corp. (Japan) Electronic Components	1,851	46,599
		232,170
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 8.1%
Texas Instruments, Inc. (United States) Semiconductors	1,869	66,323
Intel Corp. (United States) Semiconductors	2,483	54,258
Applied Materials, Inc. (United States) Semiconductor Equipment	3,279	44,197
ROHM Co., Ltd. (Japan) Semiconductors	763	26,393
		191,171
		667,337
INDUSTRIALS - 19.7%
CAPITAL GOODS - 8.5%
Snap-on, Inc. (United States) Industrial Machinery	988	81,691
Fiat Industrial SPA (Italy) Construction & Farm Machinery & Heavy Trucks	5,136	57,742
Rheinmetall AG (Germany) Industrial Conglomerates	1,147	53,064
Smiths Group PLC (UK) Industrial Conglomerates	483	9,219
		201,716
TRANSPORTATION - 7.6%
FedEx Corp. (United States) Air Freight & Logistics	757	74,377
Union Pacific Corp. (United States) Railroads	371	52,777
Kuehne + Nagel International AG (Switzerland) Marine	483	52,650
		179,804
	Shares	Value
COMMERCIAL & PROFESSIONAL SERVICES - 3.6%
Equifax, Inc. (United States) Research & Consulting Services	753	$43,348
Adecco SA (Switzerland) Human Resource & Employment Services	749	41,050
		84,398
		465,918
FINANCIALS - 14.0%
DIVERSIFIED FINANCIALS - 12.1%
Julius Baer Group, Ltd. (Switzerland) Asset Management & Custody Banks	2,414	93,877
Daiwa Securities Group, Inc. (Japan) Investment Banking & Brokerage	13,243	93,131
Credit Suisse Group (Switzerland) Diversified Capital Markets	3,096	81,240
Credit Suisse Group (Guernsey) V Limited Subordinated Mandatory and Contingent Convertible Securities, 4.00%, due 03/29/13 (Switzerland) (b) (c) (d) Diversified Capital Markets	11,422	18,399
		286,647
BANKS - 1.9%
Banco Santander SA (Spain) Diversified Banks	6,738	45,276
		331,923
CONSUMER DISCRETIONARY - 12.0%
AUTOMOBILES & COMPONENTS - 8.1%
Daimler AG (Germany) Automobile Manufacturers	1,544	84,022
Toyota Motor Corp. (Japan) Automobile Manufacturers	1,097	56,223
Yamaha Motor Co., Ltd. (Japan) Motorcycle Manufacturers	3,919	52,706
		192,951
MEDIA - 3.9%
Discovery Communications, Inc., Class C (United States) (a) Broadcasting	680	47,284
Live Nation Entertainment, Inc. (United States) (a) Movies & Entertainment	3,641	45,043
		92,327
		285,278
HEALTH CARE - 8.8%
HEALTH CARE EQUIPMENT & SERVICES - 8.8%
Tenet Healthcare Corp. (United States) (a) Health Care Facilities	1,894	90,125
Laboratory Corp. of America Holdings (United States) (a) Health Care Services	782	70,573
Health Net, Inc. (United States) (a) Managed Health Care	1,706	48,831
		209,529

See accompanying Notes to Financial Statements.

oakmark.com 21

Oakmark Global Fund  March 31, 2013 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Shares	Value
EQUITY AND EQUIVALENTS - 95.4% (continued)
MATERIALS - 7.0%
Incitec Pivot, Ltd. (Australia) Fertilizers & Agricultural Chemicals	21,125	$67,962
International Flavors & Fragrances, Inc. (United States) Specialty Chemicals	567	43,457
Kansai Paint Co., Ltd. (Japan) Specialty Chemicals	3,634	40,224
Akzo Nobel NV (Netherlands) Diversified Chemicals	229	14,550
		166,193
ENERGY - 4.5%
Devon Energy Corp. (United States) Oil & Gas Exploration & Production	1,143	64,499
Cimarex Energy Co. (United States) Oil & Gas Exploration & Production	567	42,803
		107,302
CONSUMER STAPLES - 1.2%
FOOD, BEVERAGE & TOBACCO - 1.2%
Nestle SA (Switzerland) Packaged Foods & Meats	222	16,032
Diageo PLC (UK) Distillers & Vintners	375	11,811
		27,843
TOTAL EQUITY AND EQUIVALENTS - 95.4% (COST $1,844,291)		2,261,323
	Par Value	Value
SHORT TERM INVESTMENT - 2.1%
REPURCHASE AGREEMENT - 2.1%
Fixed Income Clearing Corp. Repurchase Agreement, 0.09% dated 03/28/13 due 04/01/13, repurchase price $50,366, collateralized by a Federal National Mortgage Association Bond, 2.230%, due 12/06/22, value plus accrued interest of $51,374 (Cost: $50,366)	50,366	50,366
TOTAL SHORT TERM INVESTMENTS - 2.1% (COST $50,366)		50,366
TOTAL INVESTMENTS - 97.5% (COST $1,894,657)		2,311,689
Foreign Currencies (Cost $2,186) - 0.1%		2,186
Other Assets In Excess of Liabilities - 2.4%		58,046
TOTAL NET ASSETS - 100.0%		$2,371,921

(a)  Non-income producing security

(b)  Fair value is determined in good faith in accordance with procedures established by the Board of Trustees.

(c)  See Note 1 in the Notes to Financial Statements regarding restricted securities. These securities may be resold subject to restrictions on resale under federal securities law.

(d)  Due to a market holiday, the last business day of the period for the Fund was Thursday, March 28, 2013. Upon maturity, which was March 29, 2013, this security converted into common shares of Credit Suisse Group. Since the maturity date for this security was after the last business day, this security is presented here prior to its conversion into shares of Credit Suisse Group common stock. On the first business day following the period-end, the conversion resulted in 701,166 additional common shares of Credit Suisse Group being recorded on the Fund's books.

See accompanying Notes to Financial Statements.

22 THE OAKMARK FUNDS

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oakmark.com 23

Oakmark Global Select Fund  March 31, 2013

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 10/02/06 (Unaudited)

PERFORMANCE

		Average Annual Total Return (as of 03/31/13)[3]
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	Since Inception (10/02/06)
Oakmark Global Select Fund (Class I)	7.59%	12.43%	9.42%	10.18%	6.90%
MSCI World Index	7.73%	11.85%	8.46%	2.23%	2.82%
Lipper Global Funds Index[13]	7.13%	10.48%	7.08%	2.13%	2.92%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. Performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance data, visit oakmark.com.

TOP TEN EQUITY HOLDINGS[6]	% of Net Assets
Daimler AG	6.2
Fiat Industrial SPA	6.1
Kuehne + Nagel International AG	5.8
Canon, Inc.	5.7
Daiwa Securities Group, Inc.	5.4
Credit Suisse Group	5.3
American International Group, Inc.	4.7
Medtronic, Inc.	4.7
Capital One Financial Corp.	4.6
Intel Corp.	4.6
FUND STATISTICS
Ticker	OAKWX
Inception	10/02/06
Number of Equity Holdings	20
Net Assets	$789.5 million
Benchmark	MSCI World Index
Weighted Average Market Cap	$48.0 billion
Median Market Cap	$31.6 billion
Equity Turnover (as of 03/31/13)	38%
Expense Ratio - Class I (as of 09/30/12)	1.23%
SECTOR ALLOCATION	% of Net Assets
Financials	24.5
Information Technology	23.4
Industrials	19.7
Consumer Discretionary	17.8
Health Care	4.7
Energy	3.9
Short-Term Investments and Other	6.0
GEOGRAPHIC ALLOCATION
% of Equity
North America	47.2
United States	43.0
Canada	4.2
Europe	36.6
Switzerland	20.2
Germany*	6.6
Italy*	6.5
France*	3.3
% of Equity
Asia	16.2
Japan	16.2

*  Euro currency countries comprise 16.4% of equity investments

24 THE OAKMARK FUNDS

Oakmark Global Select Fund  March 31, 2013

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oakwx@oakmark.com

David G. Herro, CFA

Portfolio Manager

oakwx@oakmark.com

The Oakmark Global Select Fund returned 8% for the quarter ended March 31, 2013, matching the MSCI World Index's12 return of 8%. During the first half of the fiscal year, the Fund returned 19%, compared to 10% for the MSCI World Index. More importantly, the Fund has returned an average of 7% per year since inception, outperforming the MSCI World Index, which has averaged 3% per year over the same period.

The largest contributor to performance was Dell, a U.S.-based computer manufacturer, which returned 42%. In February, a group led by Dell CEO Michael Dell offered to purchase all outstanding Dell shares for $13.65 per share. While that price was a nice premium to the year-end price of $10.14, many of Dell's long-term investors, including us, thought the offer should have been higher. We shared with Dell's board our belief that the sale process should be open and transparent so that all offers can receive fair consideration. Currently two alternative acquisition proposals have been presented, and we expect the board to conclude, as we have, that one of these new offers will be better for shareholders. We anticipate the board's decision soon.

Another large contributor was Daiwa Securities, Japan's second-largest brokerage. Continued talk of economic reform from Japan's new government has led to a weakening of the yen and a rally in the Japanese stock market. These positive developments contributed to Daiwa's strong quarterly results. Compared with the same quarter last year, retail revenues increased 10% and profits more than doubled, while asset management revenues were up 4% and profits were 50% higher. In addition, the wholesale unit realized its first profitable quarter since 2009, produced by higher trading profits and commissions, along with solid cost-cutting. Although Daiwa's stock price has more than doubled over the past six months, we continue to believe Daiwa has significant upside.

Kuehne + Nagel, a Swiss-based freight forwarder, was the Fund's largest detractor from performance for the quarter, losing 9%. Even though Kuehne continued to gain market share and significantly outpaced the market in 2012, the overall market did not grow at historical rates during that time. Kuehne's fiscal year 2012 results were below expectations. Profitability fell in the ocean market due to increased competition, while profits were down in the air market because costs were not cut quickly enough to respond to decreased demand. Management has since implemented a global cost-reduction program for the air market, so we expect improvement in this area in 2013. Despite a challenging 2012, Kuehne remains in the top tier of forwarders globally on all major trade lanes, and we believe that it will be a solid long-term investment for our shareholders.

Cenovus Energy, an integrated oil company, also detracted from performance during the quarter. Cenovus reported a fourth-quarter loss as a result of writing down its natural gas assets, necessitated by the low gas price on December 31. Additionally, tight pipeline capacity has caused an unusually large price discount for its oil, thereby reducing the company's current cash flow. We don't believe either of these issues are long-term problems, and therefore we are not significantly reducing our estimate of the company's value.

Geographically, we ended the quarter with our European holdings increasing to 37% and Japanese holdings decreasing to 16%. The remainder of the Fund's investments, excluding cash, are in North America. We did not add or remove any names from the Fund during the quarter.

Although many global currencies have weakened compared to the U.S. dollar, we continue to believe some are overvalued, and we are defensively hedging the Fund's currency exposure. As of quarter end, approximately 22% of the Swiss franc and 13% of the Japanese yen exposures were hedged.

We thank you, our shareholders, for your continued support and confidence.

oakmark.com 25

Oakmark Global Select Fund  March 31, 2013 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 94.0%
FINANCIALS - 24.5%
DIVERSIFIED FINANCIALS - 19.8%
Daiwa Securities Group, Inc. (Japan) Investment Banking & Brokerage	6,014	$42,293
Credit Suisse Group (Switzerland) Diversified Capital Markets	1,606	42,142
Capital One Financial Corp. (United States) Consumer Finance	665	36,542
JPMorgan Chase & Co. (United States) Other Diversified Financial Services	755	35,832
		156,809
INSURANCE - 4.7%
American International Group, Inc. (United States) (a) Multi-line Insurance	950	36,879
		193,688
INFORMATION TECHNOLOGY - 23.4%
TECHNOLOGY HARDWARE & EQUIPMENT - 14.4%
Canon, Inc. (Japan) Office Electronics	1,228	45,005
TE Connectivity, Ltd. (Switzerland) Electronic Manufacturing Services	854	35,804
Dell, Inc. (United States) Computer Hardware	2,296	32,902
		113,711
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 9.0%
Intel Corp. (United States) Semiconductors	1,667	36,424
Texas Instruments, Inc. (United States) Semiconductors	980	34,770
		71,194
		184,905
INDUSTRIALS - 19.7%
TRANSPORTATION - 10.3%
Kuehne + Nagel International AG (Switzerland) Marine	421	45,923
FedEx Corp. (United States) Air Freight & Logistics	365	35,843
		81,766
CAPITAL GOODS - 6.1%
Fiat Industrial SPA (Italy) Construction & Farm Machinery & Heavy Trucks	4,255	47,837
COMMERCIAL & PROFESSIONAL SERVICES - 3.3%
Adecco SA (Switzerland) Human Resource & Employment Services	474	25,948
		155,551
	Shares	Value
CONSUMER DISCRETIONARY - 17.8%
AUTOMOBILES & COMPONENTS - 10.4%
Daimler AG (Germany) Automobile Manufacturers	900	$48,946
Toyota Motor Corp. (Japan) Automobile Manufacturers	640	32,824
		81,770
RETAILING - 7.4%
Liberty Interactive Corp., Class A (United States) (a) Catalog Retail	1,570	33,567
PPR (France) Department Stores	113	24,761
		58,328
		140,098
HEALTH CARE - 4.7%
HEALTH CARE EQUIPMENT & SERVICES - 4.7%
Medtronic, Inc. (United States) Health Care Equipment	782	36,723
ENERGY - 3.9%
Cenovus Energy, Inc. (Canada) Integrated Oil & Gas	1,000	30,990
TOTAL COMMON STOCKS - 94.0% (COST $630,605)		741,955
	Par Value	Value
SHORT TERM INVESTMENTS - 5.6%
REPURCHASE AGREEMENT - 5.6%
Fixed Income Clearing Corp. Repurchase Agreement, 0.09% dated 03/28/13 due 04/01/13, repurchase price $44,367, collateralized by a Federal National Mortgage Association Bond, 2.230%, due 12/06/22, value plus accrued interest of $45,257 (Cost: $44,366)	44,366	44,366
TOTAL SHORT TERM INVESTMENTS - 5.6% (COST $44,366)		44,366
TOTAL INVESTMENTS - 99.6% (COST $674,971)		786,321
Foreign Currencies (Cost $546) - 0.1%		546
Other Assets In Excess of Liabilities - 0.3%		2,597
TOTAL NET ASSETS - 100.0%		$789,464

(a)  Non-income producing security

See accompanying Notes to Financial Statements.

26 THE OAKMARK FUNDS

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oakmark.com 27

Oakmark International Fund  March 31, 2013

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 09/30/92 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 03/31/13)[3]
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception (09/30/92)
Oakmark International Fund (Class I)	5.35%	16.56%	8.75%	7.08%	13.21%	10.52%
MSCI World ex U.S. Index	4.70%	10.43%	4.78%	-0.75%	9.95%	6.24%
MSCI EAFE Index[15]	5.13%	11.25%	5.00%	-0.89%	9.69%	5.99%
Lipper International Funds Index[16]	3.85%	10.44%	5.03%	-0.12%	10.23%	7.12%

The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past Performance is no guarantee of future results. Performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit oakmark.com.

TOP TEN EQUITY HOLDINGS[6]	% of Net Assets
Credit Suisse Group	4.7
Intesa Sanpaolo SPA	3.6
Daimler AG	3.6
Lloyds Banking Group PLC	3.1
BNP Paribas SA	3.0
Orica, Ltd.	3.0
Daiwa Securities Group, Inc.	2.9
Allianz SE	2.9
Canon, Inc.	2.7
Kuehne + Nagel International AG	2.7
FUND STATISTICS
Ticker	OAKIX
Inception	09/30/92
Number of Equity Holdings	56
Net Assets	$14.3 billion
Benchmark	MSCI World ex U.S. Index
Weighted Average Market Cap	$40.1 billion
Median Market Cap	$16.9 billion
Equity Turnover (as of 03/31/13)	33%
Expense Ratio - Class I (as of 09/30/12)	1.06%
SECTOR ALLOCATION	% of Net Assets
Financials	29.4
Consumer Discretionary	20.5
Industrials	15.5
Information Technology	9.4
Materials	7.7
Consumer Staples	7.4
Health Care	4.3
Short-Term Investments and Other	5.8
GEOGRAPHIC ALLOCATION
% of Equity and Equivalents
Europe	68.5
Switzerland	16.8
UK	14.9
France*	9.9
Germany*	7.3
Italy*	6.7
Netherlands*	5.1
Sweden	3.7
Spain*	2.5
Ireland*	1.6
% of Equity and Equivalents
Asia	20.3
Japan	20.3
Australasia	6.5
Australia	6.5
North America	2.6
Canada	2.6
Middle East	1.9
Isreal	1.9
Latin America	0.2
Mexico	0.2

*  Euro currency countries comprise 33.1% of equity investments

28 THE OAKMARK FUNDS

Oakmark International Fund  March 31, 2013

Portfolio Manager Commentary

David G. Herro, CFA

Portfolio Manager

oakix@oakmark.com

Robert A. Taylor, CFA

Portfolio Manager

oakix@oakmark.com

The Oakmark International Fund returned 5.4% for the quarter ended March 31, 2013, outperforming the MSCI World ex U.S. Index14, which returned 4.7% over the same period. For the first six months of the Fund's fiscal year, the Fund returned 20%, which outperformed the MSCI World ex U.S. Index's 11% return. Since its inception in September 1992, the Fund has returned an average of 11% per year, outperforming the MSCI World ex U.S. Index, which has averaged 6% per year over the same period.

For the second straight quarter, Daiwa Securities, Japan's second-largest brokerage, was the largest contributor to performance. Continued talk of economic reform from Japan's new government has led to a weakening of the yen and a rally in Japan's stock market. These positive developments contributed to Daiwa's strong quarterly results. Compared with the same quarter last year, retail revenues increased 10% and profits more than doubled, while asset management revenues were up 4% and profits were 50% higher. In addition, the wholesale unit realized its first profitable quarter since 2009, produced by higher trading profits and commissions, along with solid cost-cutting. Although Diawa's stock price has more than doubled over the past six months, we continue to believe Daiwa has significant upside and will remain a good investment for our shareholders.

Another large contributor to performance for the quarter was Olympus, a world leader in endoscopes and other medical equipment, which returned 22%. Its medical systems group designs and manufactures clinical analyzers and other imaging devices. Olympus also makes products such as binoculars, microscopes, measuring equipment, printers, barcode scanners and magneto-optical disk drives, as well as traditional cameras. The share price rallied early in the quarter after Bank of Japan Governor Masaaki Shirakawa indicated the central bank would pursue monetary easing, which stands to benefit export-oriented companies. Share prices also rallied after Olympus announced plans to cut interest-bearing debt by 100 billion yen during the next fiscal year, much more than the 70 billion target in the original plan.

The top two detractors from performance were European banks hurt by Eurozone instability: Intesa Sanpaolo and Banco Santander. While the latest quarterly results for Intesa Sanpaolo were mixed, the larger issue in the quarter was the disappointing Italian election results, which have left the country without a clear government. This has called into question whether Italy will continue on the austerity path set by the technocratic Monti government. Furthermore, the conditions of the Cypriot bailout have put pressure on banks in both Italy and Spain. Despite Italy's disappointing electoral results, we continue to believe that Italy is in better long-term fiscal shape than many investors think and that it should not be lumped together with the other European Union periphery countries. We also continue to believe Intesa Sanpaolo is attractively valued and well-managed, and that it has the highest quality retail franchise in Italy. Banco Santander also reported mixed results in its latest quarter. Although operating revenue and net interest income were lower than expected, operating costs were in line with expectations, and credit costs were less than anticipated. Santander's balance sheet remains strong, as the company has continued to strengthen its liquidity, capital and non-performing loan coverage. Deposit growth was strong in Spain (+10%), which management attributed to customers seeking out quality banks as a result of the recent series of bank failures. In addition, certain banks are under scrutiny by the Bank of Spain for uneconomic deposit pricing. We believe that Banco Santander's strength and quality will serve both its customers and its investors well.

We purchased one new stock during the quarter: AMP, the leading independent wealth management company in Australia and New Zealand. Australian law requires employers to contribute 9% of salary to employees' retirement, and this number is expected to increase to 12% by 2019. This is in addition to member contributions, which have averaged 2-3% over the past few years. We believe AMP will benefit from the required contribution increase as well as expected wage growth in Australia.

Our geographical composition has changed since last quarter. Our European holdings increased to 68%, our Pacific Rim exposure decreased to 27% and our combined Latin America and North America (Canada) exposure remained at 3%. The remainder of the portfolio is invested in the Middle East.

Although many global currencies have weakened compared to the U.S. dollar, we continue to believe they are overvalued. As a result, we defensively hedge a portion of the Fund's currency exposure, though all hedges in the portfolio were reduced last quarter. As of quarter-end, approximately 51% of the Australian dollar, 13% of the Japanese yen, 26% of the Swiss franc and 9% of the Swedish krona exposures were hedged.

We thank you for your continued support.

oakmark.com 29

Oakmark International Fund  March 31, 2013 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
EQUITY AND EQUIVALENTS - 94.2%
FINANCIALS - 29.4%
BANKS - 12.5%
Intesa Sanpaolo SPA (Italy) Diversified Banks	353,624	$517,661
Lloyds Banking Group PLC (UK) (a) Diversified Banks	594,684	439,959
BNP Paribas SA (France) Diversified Banks	8,400	431,133
Banco Santander SA (Spain) Diversified Banks	49,934	335,532
Bank of Ireland (Ireland) (a) Diversified Banks	339,062	66,932
		1,791,217
DIVERSIFIED FINANCIALS - 9.6%
Credit Suisse Group (Switzerland) Diversified Capital Markets	20,612	540,870
Daiwa Securities Group, Inc. (Japan) Investment Banking & Brokerage	59,600	419,134
Schroders PLC (UK) Asset Management & Custody Banks	9,952	318,769
Credit Suisse Group (Guernsey) V Limited Subordinated Mandatory and Contingent Convertible Securities, 4.00%, due 03/29/13 (Switzerland) (b) (c) (f) Diversified Capital Markets	56,535	91,068
Schroders PLC, Non-Voting (UK) Asset Management & Custody Banks	31	822
		1,370,663
INSURANCE - 7.3%
Allianz SE (Germany) Multi-line Insurance	3,049	414,132
Willis Group Holdings PLC (UK) (d) Insurance Brokers	9,620	379,909
AMP, Ltd. (Australia) Life & Health Insurance	47,877	259,704
		1,053,745
		4,215,625
CONSUMER DISCRETIONARY - 20.5%
AUTOMOBILES & COMPONENTS - 8.9%
Daimler AG (Germany) Automobile Manufacturers	9,450	514,141
Toyota Motor Corp. (Japan) Automobile Manufacturers	7,557	387,363
Honda Motor Co., Ltd. (Japan) Automobile Manufacturers	9,854	376,854
		1,278,358
RETAILING - 5.0%
Hennes & Mauritz AB (H&M) - Class B (Sweden) Apparel Retail	9,406	336,327
PPR (France) Department Stores	1,341	294,564
Signet Jewelers, Ltd. (UK) Specialty Stores	1,358	91,006
		721,897
	Shares	Value
MEDIA - 4.5%
Thomson Reuters Corp. (Canada) Publishing	10,822	$351,124
Publicis Groupe SA (France) Advertising	3,896	261,207
Grupo Televisa SAB (Mexico) (e) Broadcasting	932	24,813
		637,144
CONSUMER DURABLES & APPAREL - 2.1%
Cie Financiere Richemont SA (Switzerland) Apparel, Accessories & Luxury Goods	2,569	201,636
Christian Dior SA (France) Apparel, Accessories & Luxury Goods	616	102,243
		303,879
		2,941,278
INDUSTRIALS - 15.5%
CAPITAL GOODS - 7.8%
Fiat Industrial SPA (Italy) Construction & Farm Machinery & Heavy Trucks	34,405	386,775
Koninklijke (Royal) Philips Electronics NV (Netherlands) Industrial Conglomerates	10,375	307,000
Smiths Group PLC (UK) Industrial Conglomerates	6,224	118,881
Atlas Copco AB, Series B (Sweden) Industrial Machinery	4,459	112,629
Assa Abloy AB, Class B (Sweden) Building Products	1,404	57,328
Wolseley PLC (UK) Trading Companies & Distributors	1,131	56,267
FANUC Corp. (Japan) Industrial Machinery	364	55,628
Geberit AG (Switzerland) Building Products	94	23,190
		1,117,698
COMMERCIAL & PROFESSIONAL SERVICES - 5.0%
Adecco SA (Switzerland) Human Resource & Employment Services	6,242	341,897
Experian Group, Ltd. (Ireland) Research & Consulting Services	8,947	154,969
Secom Co., Ltd. (Japan) Security & Alarm Services	2,610	134,343
Meitec Corp. (Japan) (d) Research & Consulting Services	3,254	82,125
		713,334
TRANSPORTATION - 2.7%
Kuehne + Nagel International AG (Switzerland) Marine	3,573	389,589
		2,220,621

See accompanying Notes to Financial Statements.

30 THE OAKMARK FUNDS

Oakmark International Fund  March 31, 2013 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Shares	Value
EQUITY AND EQUIVALENTS - 94.2% (continued)
INFORMATION TECHNOLOGY - 9.4%
TECHNOLOGY HARDWARE & EQUIPMENT - 5.3%
Canon, Inc. (Japan) Office Electronics	10,685	$391,603
OMRON Corp. (Japan) (d) Electronic Components	14,553	366,388
		757,991
SOFTWARE & SERVICES - 2.1%
Check Point Software Technologies, Ltd. (Israel) (a) Systems Software	5,370	252,350
SAP AG (Germany) Application Software	648	51,907
		304,257
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.0%
ROHM Co., Ltd. (Japan) (d) Semiconductors	8,128	281,061
		1,343,309
MATERIALS - 7.7%
Orica, Ltd. (Australia) Commodity Chemicals	16,915	430,590
Holcim, Ltd. (Switzerland) Construction Materials	2,485	198,015
Amcor, Ltd. (Australia) Paper Packaging	19,624	189,607
Akzo Nobel NV (Netherlands) Diversified Chemicals	2,291	145,426
Givaudan SA (Switzerland) Specialty Chemicals	113	138,426
		1,102,064
CONSUMER STAPLES - 7.4%
FOOD, BEVERAGE & TOBACCO - 5.0%
Danone SA (France) Packaged Foods & Meats	3,532	245,739
Diageo PLC (UK) Distillers & Vintners	6,749	212,789
Nestle SA (Switzerland) Packaged Foods & Meats	2,538	183,525
Heineken Holdings NV (Netherlands) Brewers	1,094	70,103
		712,156
FOOD & STAPLES RETAILING - 2.4%
Tesco PLC (UK) Food Retail	31,422	182,167
Koninklijke Ahold NV (Netherlands) Food Retail	11,056	169,429
		351,596
		1,063,752
	Shares	Value
HEALTH CARE - 4.3%
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 2.5%
GlaxoSmithKline PLC (UK) Pharmaceuticals	9,055	$211,672
Novartis AG (Switzerland) Pharmaceuticals	1,821	129,393
Roche Holding AG (Switzerland) Pharmaceuticals	118	27,494
		368,559
HEALTH CARE EQUIPMENT & SERVICES - 1.8%
Olympus Corp. (Japan) (a) Health Care Equipment	10,877	256,965
		625,524
TOTAL EQUITY AND EQUIVALENTS - 94.2% (COST $11,627,444)		13,512,173
	Par Value	Value
SHORT TERM INVESTMENTS - 4.5%
REPURCHASE AGREEMENT - 4.5%
Fixed Income Clearing Corp. Repurchase Agreement, 0.09% dated 03/28/13 due 04/01/13, repurchase price $641,074, collateralized by Federal National Mortgage Association Bonds, 1.050% - 1.160%, due 11/14/16 - 06/28/17, aggregate value plus accrued interest of $100,438, by United States Treasury Notes, 0.750% - 1.000%, due 09/30/16 - 06/30/17, aggregate value plus accrued interest of $553,453 (Cost: $641,067)	641,067	641,067
TOTAL SHORT TERM INVESTMENTS - 4.5% (COST $641,067)		641,067
TOTAL INVESTMENTS - 98.7% (COST $12,268,511)		14,153,240
Foreign Currencies (Cost $15,034) - 0.1%		15,034
Other Assets In Excess of Liabilities - 1.2%		176,043
TOTAL NET ASSETS - 100.0%		$14,344,317

(a)  Non-income producing security

(b)  Fair value is determined in good faith in accordance with procedures established by the Board of Trustees.

(c)  See Note 1 in the Notes to Financial Statements regarding restricted securities. These securities may be resold subject to restrictions on resale under federal securities law.

(d)  See Note 5 in the Notes to the Financial Statements regarding investments in affiliated issuers.

(e)  Sponsored American Depositary Receipt

(f)  Due to a market holiday, the last business day of the period for the Fund was Thursday, March 28, 2013. Upon maturity, which was March 29, 2013, this security converted into common shares of Credit Suisse Group. Since the maturity date for this security was after the last business day, this security is presented here prior to its conversion into shares of Credit Suisse Group common stock. On the first business day following the period-end, the conversion resulted in 3,470,534 additional common shares of Credit Suisse Group being recorded on the Fund's books.

See accompanying Notes to Financial Statements.

oakmark.com 31

Oakmark International Small Cap Fund  March 31, 2013

Summary Information

VALUE OF A $10,000 INVESTMENT

Since 03/31/03 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 03/31/13)[3]
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception (11/01/95)
Oakmark International Small Cap Fund (Class I)	5.87%	4.65%	6.50%	4.71%	14.54%	10.16%
MSCI World ex U.S. Small Cap Index	7.24%	10.87%	7.80%	2.05%	13.14%	N/A
MSCI World ex U.S. Index[14]	4.70%	10.43%	4.78%	-0.75%	9.95%	5.27%
Lipper International Small Cap Funds Index[18]	7.14%	13.71%	9.55%	2.57%	14.27%	N/A

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. Performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. The performance of the Fund does not reflect the 2% redemption fee imposed on shares redeemed within 90 days of purchase. To obtain the most recent month-end performance data, visit oakmark.com.

TOP TEN EQUITY HOLDINGS[6]	% of Net Assets
Julius Baer Group, Ltd.	3.3
Nifco, Inc.	3.2
Atea ASA	3.2
Goodman Fielder, Ltd.	3.1
LSL Property Services PLC	2.9
Incitec Pivot, Ltd.	2.7
Rheinmetall AG	2.6
Yamaha Motor Co., Ltd.	2.6
Sugi Holdings Co., Ltd.	2.6
Premier Farnell PLC	2.5
FUND STATISTICS
Ticker	OAKEX
Inception	11/01/95
Number of Equity Holdings	59
Net Assets	$1.8 billion
Benchmark	MSCI World ex U.S. Small Cap Index
Weighted Average Market Cap	$2.5 billion
Median Market Cap	$1.5 billion
Equity Turnover (as of 03/31/13)	36%
Expense Ratio - Class I (as of 09/30/12)	1.41%
SECTOR ALLOCATION	% of Net Assets
Industrials	26.3
Information Technology	19.1
Consumer Discretionary	17.5
Financials	13.2
Materials	8.8
Consumer Staples	7.9
Health Care	1.7
Energy	1.3
Short-Term Investments and Other	4.2
GEOGRAPHIC ALLOCATION
% of Equity
Europe	54.7
UK	17.5
Switzerland	13.2
France*	5.4
Italy*	5.2
Germany*	4.8
Norway	3.4
Netherlands*	2.7
Greece*	1.4
Finland*	0.7
Sweden	0.3
Denmark	0.1
% of Equity
Asia	30.3
Japan	27.0
South Korea	3.3
Australasia	11.0
Australia	10.0
New Zealand	1.0
North America	2.0
US	2.0
Middle East	2.0
Isreal	2.0

*  Euro currency countries comprise 20.2% of equity investments

32 THE OAKMARK FUNDS

Oakmark International Small Cap Fund  March 31, 2013

Portfolio Manager Commentary

David G. Herro, CFA

Portfolio Manager

oakex@oakmark.com

Michael L. Manelli, CFA

Portfolio Manager

oakex@oakmark.com

The Oakmark International Small Cap Fund returned 6% for the quarter ended March 31, 2013, slightly underperforming the MSCI World ex U.S. Small Cap Index17, which returned 7% for the same period. For the Fund's fiscal six months, the return was 15%, compared to 12% for the MSCI World ex U.S. Small Cap Index.

The top contributing stock for both the quarter and six-month period was Myer Holdings, Australia's largest department store group. Myer performed well during the holiday season, and as a result, its second-quarter sales rose 2.1%. The company has reported nine straight months of positive comparable sales growth, a very encouraging trend. Myer has invested in systems, has done a very good job reducing costs, and is continuing to drive its highly profitable Myer Exclusive brands. The company is now focused on profitably growing the top line and making Myer a more competitive retailer. It is working to optimize product mix and space through refurbishing its stores and through ongoing changes, such as investing in service, improving its merchandise offerings, bringing its pricing in line with international levels, and providing a more credible online experience. We remain optimistic that Myer will continue to grow shareholder value over the long term.

The largest detractor from the Fund's performance for the past quarter was gategroup, the world's largest independent provider of catering services to the airline industry. gategroup released preliminary 2012 results in February that were in line with its recently lowered guidance, but its 2013 outlook was below market forecasts, which led to a decline in share price. The lower profitability at gategroup is coming from weak performance at its European operations, where EBITDA margins have declined from 9% to 5.75% over the past two years. gategroup is adjusting its footprint in Europe to respond to changes in customer demand, but we believe it will take until 2014 for these actions to begin to improve its profitability there. The downturn in European profitability has been larger than we forecast when we initially invested in gategroup. However, we believe management is taking the appropriate actions to restructure the business and that current valuations do not reflect these actions or the company's continued growth in North America and the emerging markets, where it continues to perform well. Although gategroup has been a disappointing investment over the past 18 months, we continue to see value in the stock and thus remain shareholders.

While international stocks have been performing well, this hasn't hindered our ability to find new attractive investment candidates. We added eight securities to the Fund this quarter. In Japan we purchased shares in Capcom, a software gaming company, and Nihon Parkerizing, a specialty chemical company. We also reintroduced two former Fund holdings, both regional South Korean banks: BS Financial Group and DGB Financial Group. Other new purchases included Norma Group, a German auto parts supplier; Saft Groupe, a French battery manufacturer; Countrywide, a U.K. property services group; and DSV A/V, a Danish transport company. We sold Brunel International, TKC, Fourlis Holdings, Burckhardt Compression, Duerr and Pasona Group.

Because we continue to believe that the U.S. dollar remains weak against some currencies, we maintained hedge positions on five of the Fund's currency exposures. At the recent quarter end, we had hedged 57% of the Fund's Australian dollar, 57% of the Norwegian krone, 31% of the Swiss franc, 12% of the Japanese yen and 34% of the Swedish krona exposures.

We thank you for your continued confidence and support.

oakmark.com 33

Oakmark International Small Cap Fund  March 31, 2013 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 95.8%
INDUSTRIALS - 26.3%
CAPITAL GOODS - 13.5%
Rheinmetall AG (Germany) Industrial Conglomerates	1,020	$47,194
Travis Perkins PLC (UK) Trading Companies & Distributors	1,945	42,975
Interpump Group SpA (Italy) Industrial Machinery	5,336	41,722
Saft Groupe SA (France) Electrical Components & Equipment	1,091	28,107
Prysmian SpA (Italy) Electrical Components & Equipment	1,162	23,907
Bucher Industries AG (Switzerland) Construction & Farm Machinery & Heavy Trucks	101	23,264
Morgan Crucible Co. PLC (UK) (a) Industrial Machinery	4,167	17,882
Konecranes OYJ (Finland) (b) Industrial Machinery	361	11,916
NORMA Group AG (Germany) Industrial Machinery	181	5,705
		242,672
COMMERCIAL & PROFESSIONAL SERVICES - 8.0%
Kaba Holding AG (Switzerland) Security & Alarm Services	111	43,088
Michael Page International PLC (UK) Human Resource & Employment Services	5,510	35,316
gategroup Holding AG (Switzerland) (c) Diversified Support Services	1,592	29,936
Randstad Holding N.V. (Netherlands) Human Resource & Employment Services	527	21,581
SThree PLC (UK) Human Resource & Employment Services	1,512	7,968
Cision AB (Sweden) (a) Research & Consulting Services	628	5,443
		143,332
TRANSPORTATION - 4.8%
Panalpina Welttransport Holding AG (Switzerland) Air Freight & Logistics	399	35,171
BBA Aviation PLC (UK) Airport Services	7,881	30,836
Freightways, Ltd. (New Zealand) Air Freight & Logistics	4,558	17,276
DSV AS (Denmark) Trucking	91	2,198
		85,481
		471,485
	Shares	Value
INFORMATION TECHNOLOGY - 19.1%
SOFTWARE & SERVICES - 10.4%
Atea ASA (Norway) (c) IT Consulting & Other Services	5,200	$57,641
Altran Technologies SA (France) (a) IT Consulting & Other Services	5,420	37,583
Capcom Co., Ltd. (Japan) Home Entertainment Software	2,304	36,984
Square Enix Holdings Co., Ltd. (Japan) Home Entertainment Software	2,600	27,810
Alten, Ltd. (France) IT Consulting & Other Services	696	27,580
		187,598
TECHNOLOGY HARDWARE & EQUIPMENT - 8.7%
Premier Farnell PLC (UK) Technology Distributors	13,182	44,687
Hirose Electric Co., Ltd. (Japan) Electronic Components	333	43,758
Orbotech, Ltd. (Israel) (a) (c) Electronic Equipment & Instruments	3,338	33,643
Konica Minolta Holdings, Inc. (Japan) Office Electronics	4,595	33,440
		155,528
		343,126
CONSUMER DISCRETIONARY - 17.5%
AUTOMOBILES & COMPONENTS - 10.7%
Nifco, Inc. (Japan) Auto Parts & Equipment	2,534	57,696
Yamaha Motor Co., Ltd. (Japan) Motorcycle Manufacturers	3,489	46,916
Takata Corp. (Japan) Auto Parts & Equipment	1,968	39,561
Autoliv, Inc. (United States) Auto Parts & Equipment	496	34,307
Toyota Industries Corp. (Japan) Auto Parts & Equipment	381	13,943
		192,423
RETAILING - 3.6%
Myer Holdings, Ltd. (Australia) Department Stores	10,987	33,747
Carpetright PLC (UK) (a) Home Improvement Retail	3,168	30,231
		63,978
MEDIA - 2.0%
Asatsu-DK, Inc. (Japan) Advertising	1,316	36,686
CONSUMER DURABLES & APPAREL - 1.2%
Vitec Group PLC (UK) Photographic Products	2,101	20,891
		313,978

See accompanying Notes to Financial Statements.

34 THE OAKMARK FUNDS

Oakmark International Small Cap Fund  March 31, 2013 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 95.8% (continued)
FINANCIALS - 13.2%
DIVERSIFIED FINANCIALS - 7.0%
Julius Baer Group, Ltd. (Switzerland) Asset Management & Custody Banks	1,504	$58,496
MLP AG (Germany) Asset Management & Custody Banks	4,569	30,475
Ichiyoshi Securities Co., Ltd. (Japan) Investment Banking & Brokerage	1,830	20,102
Azimut Holding SPA (Italy) Asset Management & Custody Banks	1,015	16,418
		125,491
BANKS - 3.1%
BS Financial Group, Inc. (South Korea) Regional Banks	2,095	28,439
DGB Financial Group, Inc. (South Korea) Regional Banks	1,846	27,874
		56,313
REAL ESTATE - 3.1%
LSL Property Services PLC (UK) (c) Real Estate Services	10,023	51,286
Countrywide PLC (UK) (a) Diversified Real Estate Activities	611	3,623
		54,909
		236,713
MATERIALS - 8.8%
Incitec Pivot, Ltd. (Australia) Fertilizers & Agricultural Chemicals	15,253	49,070
Kansai Paint Co., Ltd. (Japan) Specialty Chemicals	3,778	41,819
Titan Cement Co. SA (Greece) (a) Construction Materials	1,472	24,525
Sika AG (Switzerland) Specialty Chemicals	9	22,470
Taiyo Holdings Co., Ltd. (Japan) Specialty Chemicals	643	18,575
Nihon Parkerizing Co., Ltd. (Japan) Specialty Chemicals	28	491
		156,950
CONSUMER STAPLES - 7.9%
FOOD, BEVERAGE & TOBACCO - 5.3%
Goodman Fielder, Ltd. (Australia) (a) Packaged Foods & Meats	75,094	55,511
Treasury Wine Estates, Ltd. (Australia) Distillers & Vintners	4,236	25,095
Britvic PLC (UK) Soft Drinks	2,186	14,761
		95,367
FOOD & STAPLES RETAILING - 2.6%
Sugi Holdings Co., Ltd. (Japan) Drug Retail	1,306	46,550
		141,917
	Shares	Value
HEALTH CARE - 1.7%
HEALTH CARE EQUIPMENT & SERVICES - 0.9%
Primary Health Care, Ltd. (Australia) Health Care Services	1,763	$9,102
Amplifon S.p.A. (Italy) Health Care Distributors	1,257	6,573
		15,675
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.8%
Tecan Group AG (Switzerland) Life Sciences Tools & Services	152	14,203
		29,878
ENERGY - 1.3%
Fugro NV (Netherlands) Oil & Gas Equipment & Services	434	24,044
TOTAL COMMON STOCKS - 95.8% (COST $1,541,385)		1,718,091
	Par Value	Value
SHORT TERM INVESTMENTS - 1.6%
REPURCHASE AGREEMENT - 1.6%
Fixed Income Clearing Corp. Repurchase Agreement, 0.09% dated 03/28/13 due 04/01/13, repurchase price $28,762, collateralized by a United States Treasury Note, 1.875%, due 04/30/14, value plus accrued interest of $29,341 (Cost: $28,762)	28,762	28,762
TOTAL SHORT TERM INVESTMENTS - 1.6% (COST $28,762)		28,762
TOTAL INVESTMENTS - 97.4% (COST $1,570,147)		1,746,853
Foreign Currencies (Cost $2,520) - 0.1%		2,520
Other Assets In Excess of Liabilities - 2.5%		43,492
TOTAL NET ASSETS - 100.0%		$1,792,865

(a)  Non-income producing security

(b)  A portion of the security out on loan.

(c)  See Note 5 in the Notes to the Financial Statements regarding investments in affiliated issuers.

See accompanying Notes to Financial Statements.

oakmark.com 35

The Oakmark Funds

Statements of Assets and Liabilities—March 31, 2013 (Unaudited)

(in thousands except per share amounts)

	Oakmark Fund		Oakmark Select Fund		Oakmark Equity and Income Fund	Oakmark Global Fund
Assets
Investments in unaffiliated securities, at value (a)	$8,678,641		$3,654,362		$18,132,339	$2,311,689
Investments in affiliated securities, at value (b)	0		0		625,459	0
Cash	1,447		0		4,616	229
Foreign currency, at value (c)	0		0		0	2,186
Receivable for:
Securities sold	13,322		18,123		176,927	1,376
Fund shares sold	29,016		4,257		21,084	11,362
Dividends and interest from unaffiliated securities (Net of foreign tax withheld)	7,876		2,019		36,891	3,714
Dividends and interest from affiliated securities (Net of foreign tax withheld)	0		0		1,577	0
Forward foreign currency contracts	0		0		0	48,731
Tax reclaim from unaffiliated securities	0		0		2,180	214
Total receivables	50,214		24,399		238,659	65,397
Other assets	53		37		103	33
Total assets	$8,730,355		$3,678,798		$19,001,176	$2,379,534
Liabilities and Net Assets
Payable for:
Securities purchased	$89,725		$36,532		$30,080	$4,887
Fund shares redeemed	5,072		5,558		52,334	1,260
Investment advisory fee	739		342		1,342	246
Other shareholder servicing fees	570		297		3,456	361
Transfer and dividend disbursing agent fees	238		117		247	107
Trustee fees	4		2		8	2
Deferred trustee compensation	1,057		931		910	441
Other	802		343		1,841	309
Total liabilities	98,207		44,122		90,218	7,613
Net assets applicable to Fund shares outstanding	$8,632,148		$3,634,676		$18,910,958	$2,371,921
Analysis of Net Assets
Paid in capital	$5,957,173		$2,414,332		$14,039,130	$2,046,569
Accumulated undistributed net realized gain (loss) on investments, forward contracts, short sales and foreign currency transactions	277,390		191,737		566,045	(121,200)
Net unrealized appreciation on investments, forward contracts, and foreign currency translation	2,386,727		1,029,513		4,296,897	465,758
Accumulated undistributed net investment income (Distributions in excess of net investment income)	10,858		(906)		8,886	(19,206)
Net assets applicable to Fund shares outstanding	$8,632,148		$3,634,676		$18,910,958	$2,371,921
Price of Shares
Net asset value, offering and redemption price per share: Class I	$53.18		$33.30		$30.26	$25.46
Class I—Net assets	$8,573,187		$3,620,481		$17,632,957	$2,336,092
Class I—Shares outstanding (Unlimited shares authorized)	161,221		108,719		582,630	91,753
Net asset value, offering and redemption price per share: Class II	$53.13	(d)	$33.14	(d)	$30.10	$24.88
Class II—Net assets	$58,961		$14,195		$1,278,001	$35,829
Class II—Shares outstanding (Unlimited shares authorized)	1,110		428		42,455	1,440
(a) Identified cost of investments in unaffiliated securities	$6,291,923		$2,624,858		$14,055,368	$1,894,657
(b) Identified cost of investments in affiliated securities	0		0		405,543	0
(c) Identified cost of foreign currency	0		0		0	2,186
(d) Net assets have been rounded for presentation purposes. The net asset value per share is as reported on March 31, 2013.

See accompanying Notes to Financial Statements.

36 THE OAKMARK FUNDS

	Oakmark Global Select Fund	Oakmark International Fund	Oakmark International Small Cap Fund
Assets
Investments in unaffiliated securities, at value (a)	$786,321	$13,043,757	$1,574,347
Investments in affiliated securities, at value (b)	0	1,109,483	172,506
Cash	0	0	0
Foreign currency, at value (c)	546	15,034	2,520
Receivable for:
Securities sold	0	94,291	19,657
Fund shares sold	7,588	81,812	3,838
Dividends and interest from unaffiliated securities (Net of foreign tax withheld)	778	38,564	5,971
Dividends and interest from affiliated securities (Net of foreign tax withheld)	0	0	0
Forward foreign currency contracts	6,385	146,465	23,938
Tax reclaim from unaffiliated securities	118	4,708	369
Total receivables	14,869	365,840	53,773
Other assets	29	63	31
Total assets	$801,765	$14,534,177	$1,803,177
Liabilities and Net Assets
Payable for:
Securities purchased	$11,564	$174,173	$7,148
Fund shares redeemed	432	10,453	1,821
Investment advisory fee	79	1,256	214
Other shareholder servicing fees	73	1,528	357
Transfer and dividend disbursing agent fees	34	242	59
Trustee fees	2	3	2
Deferred trustee compensation	14	734	422
Other	103	1,471	289
Total liabilities	12,301	189,860	10,312
Net assets applicable to Fund shares outstanding	$789,464	$14,344,317	$1,792,865
Analysis of Net Assets
Paid in capital	$684,296	$12,794,891	$1,707,456
Accumulated undistributed net realized gain (loss) on investments, forward contracts, short sales and foreign currency transactions	(8,840)	(479,671)	(112,071)
Net unrealized appreciation on investments, forward contracts, and foreign currency translation	117,737	2,031,045	200,605
Accumulated undistributed net investment income (Distributions in excess of net investment income)	(3,729)	(1,948)	(3,125)
Net assets applicable to Fund shares outstanding	$789,464	$14,344,317	$1,792,865
Price of Shares
Net asset value, offering and redemption price per share: Class I	$13.61 (d)	$22.05	$14.80
Class I—Net assets	$789,464	$14,044,049	$1,789,997
Class I—Shares outstanding (Unlimited shares authorized)	58,021	636,930	120,912
Net asset value, offering and redemption price per share: Class II	$0	$22.17	$14.73 (d)
Class II—Net assets	$0	$300,268	$2,868
Class II—Shares outstanding (Unlimited shares authorized)	0	13,545	195
(a) Identified cost of investments in unaffiliated securities	$674,971	$11,089,157	$1,397,689
(b) Identified cost of investments in affiliated securities	0	1,179,354	172,458
(c) Identified cost of foreign currency	546	15,034	2,520
(d) Net assets have been rounded for presentation purposes. The net asset value per share is as reported on March 31, 2013.

oakmark.com 37

The Oakmark Funds

Statements of Operations—March 31, 2013 (Unaudited)

(in thousands)

	Oakmark Fund	Oakmark Select Fund	Oakmark Equity and Income Fund	Oakmark Global Fund
Investment Income:
Dividends from unaffiliated securities	$70,507	$18,038	$107,544	$15,698
Dividends from affiliated securities	0	0	5,789	0
Interest income from unaffiliated securities	180	80	36,507	314
Interest income from affiliated securities	0	0	198	0
Security lending income	0	108	1,036	0
Foreign taxes withheld	(266)	(271)	(2,141)	(311)
Total investment income	70,421	17,955	148,933	15,701
Expenses:
Investment advisory fee	31,444	14,830	63,030	10,759
Transfer and dividend disbursing agent fees	606	286	605	287
Other shareholder servicing fees	3,093	1,103	8,591	929
Service fee—Class II	40	13	1,610	43
Reports to shareholders	299	142	519	119
Custody and accounting fees	235	111	692	228
Trustees fees	265	209	353	134
Legal fees	38	27	74	24
Audit fees	23	14	53	12
Other	469	237	228	142
Total expenses	36,512	16,972	75,755	12,677
Net Investment Income (Loss)	$33,909	$983	$73,178	$3,024
Net realized and unrealized gain (loss):
Net realized gain (loss) on:
Unaffiliated investments	303,149	223,194	587,772	11,813
Affiliated investments	0	0	84,402	0
Unaffiliated in-kind transactions	0	0	14,517	38,483
Affiliated in-kind transactions	0	0	1,941	0
Forward foreign currency contracts	0	0	0	1,215
Foreign currency transactions	3	3	232	(464)
Net realized gain (loss)	303,152	223,197	688,864	51,047
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	599,167	186,620	677,043	286,020
Affiliated investments	0	0	(47,990)	0
Forward foreign currency contracts	0	0	0	45,615
Foreign currency translation	15	15	(14)	7
Net change in unrealized appreciation (depreciation)	599,182	186,635	629,039	331,642
Net realized and unrealized gain	902,334	409,832	1,317,903	382,689
Net increase in net assets resulting from operations	$936,243	$410,815	$1,391,081	$385,713

See accompanying Notes to Financial Statements.

38 THE OAKMARK FUNDS

	Oakmark Global Select Fund	Oakmark International Fund	Oakmark International Small Cap Fund
Investment Income:
Dividends from unaffiliated securities	$4,471	$85,701	$11,567
Dividends from affiliated securities	0	10,460	0
Interest income from unaffiliated securities	12	1,683	21
Interest income from affiliated securities	0	0	0
Security lending income	22	803	116
Foreign taxes withheld	(180)	(4,045)	(520)
Total investment income	4,325	94,602	11,184
Expenses:
Investment advisory fee	3,157	48,241	9,239
Transfer and dividend disbursing agent fees	96	688	164
Other shareholder servicing fees	217	5,554	1,082
Service fee—Class II	0	297	3
Reports to shareholders	33	398	110
Custody and accounting fees	65	1,570	306
Trustees fees	64	247	128
Legal fees	20	46	22
Audit fees	9	30	11
Other	130	747	154
Total expenses	3,791	57,818	11,219
Net Investment Income (Loss)	$534	$36,784	$(35)
Net realized and unrealized gain (loss):
Net realized gain (loss) on:
Unaffiliated investments	12,371	254,851	23,184
Affiliated investments	0	(1,428)	(27,327)
Unaffiliated in-kind transactions	0	11,023	0
Affiliated in-kind transactions	0	453	0
Forward foreign currency contracts	658	4,606	(3,641)
Foreign currency transactions	(137)	(1,641)	(503)
Net realized gain (loss)	12,892	267,864	(8,287)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	90,139	1,335,107	181,564
Affiliated investments	0	136,000	29,645
Forward foreign currency contracts	5,294	130,681	24,946
Foreign currency translation	(5)	91	8
Net change in unrealized appreciation (depreciation)	95,428	1,601,879	236,163
Net realized and unrealized gain	108,320	1,869,743	227,876
Net increase in net assets resulting from operations	$108,854	$1,906,527	$227,841

oakmark.com 39

The Oakmark Funds

Statements of Changes in Net Assets

(in thousands)

	Oakmark Fund
	Six Months Ended March 31, 2013 (Unaudited)	Year Ended September 30, 2012
From Operations:
Net investment income	$33,909	$46,110
Net realized gain (loss)	303,152	258,699
Net change in unrealized appreciation (depreciation)	599,182	1,129,564
Net increase in net assets from operations	936,243	1,434,373
Distributions to shareholders from:
Net investment income—Class I	(54,716)	(41,986)
Net investment income—Class II	(236)	(145)
Net realized gain—Class I	(218,081)	0
Net realized gain—Class II	(1,251)	0
Total distributions to shareholders	(274,284)	(42,131)
From Fund share transactions:
Proceeds from shares sold—Class I	1,626,043	1,845,468
Proceeds from shares sold—Class II	26,411	15,122
Reinvestment of distributions—Class I	253,015	39,449
Reinvestment of distributions—Class II	1,033	104
Payment for shares redeemed—Class I	(702,219)	(1,043,430)
Payment for shares redeemed—Class II	(8,895)	(11,377)
Redemption fees—Class I	0	0 (a)
Redemption fees—Class II	0	0 (a)
Net increase in net assets from Fund share transactions	1,195,388	845,336
Total increase in net assets	1,857,347	2,237,578
Net assets:
Beginning of period	6,774,801	4,537,223
End of period	$8,632,148	$6,774,801
Accumulated undistributed net investment income	$10,858	$31,898
Fund Share Transactions—Class I:
Shares sold	32,380	40,652
Shares issued in reinvestment of dividends	5,282	976
Less shares redeemed	(14,042)	(23,197)
Net increase in shares outstanding	23,620	18,431
Fund Share Transactions—Class II:
Shares sold	523	331
Shares issued in reinvestment of dividends	22	2
Less shares redeemed	(174)	(247)
Net increase in shares outstanding	371	86

(a)  Amount rounds to less than $1,000.

See accompanying Notes to Financial Statements.

40 THE OAKMARK FUNDS

The Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Select Fund
	Six Months Ended March 31, 2013 (Unaudited)	Year Ended September 30, 2012
From Operations:
Net investment income	$983	$3,148
Net realized gain (loss)	223,197	297,254
Net change in unrealized appreciation (depreciation)	186,635	311,721
Net increase in net assets from operations	410,815	612,123
Distributions to shareholders from:
Net investment income—Class I	(2,753)	(5,125)
Net realized gain—Class I	(288,202)	0
Net realized gain—Class II	(1,091)	0
Total distributions to shareholders	(292,046)	(5,125)
From Fund share transactions:
Proceeds from shares sold—Class I	613,834	628,631
Proceeds from shares sold—Class II	6,545	5,140
Reinvestment of distributions—Class I	254,535	4,978
Reinvestment of distributions—Class II	622	0
Payment for shares redeemed—Class I	(395,676)	(475,544)
Payment for shares redeemed—Class II	(5,277)	(3,607)
Redemption fees—Class I	0	0 (a)
Net increase in net assets from Fund share transactions	474,583	159,598
Total increase in net assets	593,352	766,596
Net assets:
Beginning of period	3,041,324	2,274,728
End of period	$3,634,676	$3,041,324
Accumulated undistributed net investment loss	$(906)	$(155)
Fund Share Transactions—Class I:
Shares sold	18,866	20,400
Shares issued in reinvestment of dividends	8,384	184
Less shares redeemed	(12,223)	(15,787)
Net increase in shares outstanding	15,027	4,797
Fund Share Transactions—Class II:
Shares sold	200	171
Shares issued in reinvestment of dividends	21	0
Less shares redeemed	(161)	(117)
Net increase in shares outstanding	60	54

(a)  Amount rounds to less than $1,000.

See accompanying Notes to Financial Statements.

oakmark.com 41

The Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Equity and Income Fund
	Six Months Ended March 31, 2013 (Unaudited)	Year Ended September 30, 2012
From Operations:
Net investment income	$73,178	$156,763
Net realized gain (loss)	688,864	619,845
Net change in unrealized appreciation (depreciation)	629,039	2,197,131
Net increase in net assets from operations	1,391,081	2,973,739
Distributions to shareholders from:
Net investment income—Class I	(164,075)	(237,261)
Net investment income—Class II	(7,829)	(13,396)
Net realized gain—Class I	(430,958)	(297,451)
Net realized gain—Class II	(31,084)	(22,216)
Total distributions to shareholders	(633,946)	(570,324)
From Fund share transactions:
Proceeds from shares sold—Class I	1,002,088	2,382,888
Proceeds from shares sold—Class II	118,054	283,394
Reinvestment of distributions—Class I	562,268	505,765
Reinvestment of distributions—Class II	34,450	31,536
Payment for shares redeemed—Class I	(2,524,971)	(3,680,330)
Payment for shares redeemed—Class II	(214,993)	(402,966)
Net decrease in net assets from Fund share transactions	(1,023,104)	(879,713)
Total increase (decrease) in net assets	(265,969)	1,523,702
Net assets:
Beginning of period	19,176,927	17,653,225
End of period	$18,910,958	$19,176,927
Accumulated undistributed net investment income	$8,886	$108,614
Fund Share Transactions—Class I:
Shares sold	34,195	85,194
Shares issued in reinvestment of dividends	19,805	19,187
Less shares redeemed	(86,252)	(131,117)
Net decrease in shares outstanding	(32,252)	(26,736)
Fund Share Transactions—Class II:
Shares sold	4,054	10,173
Shares issued in reinvestment of dividends	1,219	1,201
Less shares redeemed	(7,389)	(14,439)
Net decrease in shares outstanding	(2,116)	(3,065)

See accompanying Notes to Financial Statements.

42 THE OAKMARK FUNDS

The Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Global Fund
	Six Months Ended March 31, 2013 (Unaudited)	Year Ended September 30, 2012
From Operations:
Net investment income	$3,024	$19,290
Net realized gain (loss)	51,047	103,793
Net change in unrealized appreciation (depreciation)	331,642	154,219
Net increase in net assets from operations	385,713	277,302
Distributions to shareholders from:
Net investment income—Class I	(33,109)	0
Net investment income—Class II	(430)	0
Total distributions to shareholders	(33,539)	0
From Fund share transactions:
Proceeds from shares sold—Class I	298,339	436,946
Proceeds from shares sold—Class II	2,114	4,039
Reinvestment of distributions—Class I	30,951	0
Reinvestment of distributions—Class II	402	0
Payment for shares redeemed—Class I	(402,609)	(463,538)
Payment for shares redeemed—Class II	(5,287)	(12,683)
Redemption fees—Class I	0 (a)	293
Redemption fees—Class II	0 (a)	5
Net decrease in net assets from Fund share transactions	(76,090)	(34,938)
Total increase in net assets	276,084	242,364
Net assets:
Beginning of period	2,095,837	1,853,473
End of period	$2,371,921	$2,095,837
Accumulated undistributed net investment income (loss)	$(19,206)	$8,673
Fund Share Transactions—Class I:
Shares sold	12,220	20,811
Shares issued in reinvestment of dividends	1,363	0
Less shares redeemed	(17,206)	(22,011)
Net decrease in shares outstanding	(3,623)	(1,200)
Fund Share Transactions—Class II:
Shares sold	89	195
Shares issued in reinvestment of dividends	18	0
Less shares redeemed	(233)	(616)
Net decrease in shares outstanding	(126)	(421)

(a)  Amount rounds to less than $1,000.

See accompanying Notes to Financial Statements.

oakmark.com 43

The Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Global Select Fund
	Six Months Ended March 31, 2013 (Unaudited)	Year Ended September 30, 2012
From Operations:
Net investment income	$534	$3,674
Net realized gain (loss)	12,892	11,770
Net change in unrealized appreciation (depreciation)	95,428	55,794
Net increase in net assets from operations	108,854	71,238
Distributions to shareholders from:
Net investment income—Class I	(7,715)	0
Net realized gain—Class I	(4,628)	0
Total distributions to shareholders	(12,343)	0
From Fund share transactions:
Proceeds from shares sold—Class I	209,800	215,857
Reinvestment of distributions—Class I	10,640	0
Payment for shares redeemed—Class I	(83,314)	(153,526)
Redemption fees—Class I	0	211
Net increase in net assets from Fund share transactions	137,126	62,542
Total increase in net assets	233,637	133,780
Net assets:
Beginning of period	555,827	422,047
End of period	$789,464	$555,827
Accumulated undistributed net investment income (loss)	$(3,729)	$2,931
Fund Share Transactions—Class I:
Shares sold	16,034	19,158
Shares issued in reinvestment of dividends	865	0
Less shares redeemed	(6,604)	(13,805)
Net increase in shares outstanding	10,295	5,353

See accompanying Notes to Financial Statements.

44 THE OAKMARK FUNDS

The Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark International Fund
	Six Months Ended March 31, 2013 (Unaudited)	Year Ended September 30, 2012
From Operations:
Net investment income	$36,784	$152,075
Net realized gain (loss)	267,864	(95,930)
Net change in unrealized appreciation (depreciation)	1,601,879	1,202,068
Net increase in net assets from operations	1,906,527	1,258,213
Distributions to shareholders from:
Net investment income—Class I	(218,798)	(52,874)
Net investment income—Class II	(4,980)	(723)
Total distributions to shareholders	(223,778)	(53,597)
From Fund share transactions:
Proceeds from shares sold—Class I	4,251,102	2,844,623
Proceeds from shares sold—Class II	85,211	111,338
Reinvestment of distributions—Class I	199,670	47,135
Reinvestment of distributions—Class II	3,133	432
Payment for shares redeemed—Class I	(1,039,565)	(1,989,516)
Payment for shares redeemed—Class II	(72,924)	(109,827)
Redemption fees—Class I	1	1,346
Redemption fees—Class II	0 (a)	39
Net increase in net assets from Fund share transactions	3,426,628	905,570
Total increase in net assets	5,109,377	2,110,186
Net assets:
Beginning of period	9,234,940	7,124,754
End of period	$14,344,317	$9,234,940
Accumulated undistributed net investment income (loss)	$(1,948)	$182,080
Fund Share Transactions—Class I:
Shares sold	197,971	160,870
Shares issued in reinvestment of dividends	9,899	2,933
Less shares redeemed	(49,640)	(114,105)
Net increase in shares outstanding	158,230	49,698
Fund Share Transactions—Class II:
Shares sold	4,045	6,304
Shares issued in reinvestment of dividends	154	27
Less shares redeemed	(3,454)	(6,138)
Net increase in shares outstanding	745	193

See accompanying Notes to Financial Statements.

oakmark.com 45

The Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark International Small Cap Fund
	Six Months Ended March 31, 2013 (Unaudited)	Year Ended September 30, 2012
From Operations:
Net investment income (loss)	$(35)	$22,193
Net realized gain (loss)	(8,287)	(65,509)
Net change in unrealized appreciation (depreciation)	236,163	214,244
Net increase in net assets from operations	227,841	170,928
Distributions to shareholders from:
Net investment income—Class I	(24,448)	(1,698)
Net investment income—Class II	(36)	0
Net realized gain—Class I	0	(302)
Net realized gain—Class II	0	0 (a)
Total distributions to shareholders	(24,484)	(2,000)
From Fund share transactions:
Proceeds from shares sold—Class I	250,187	407,759
Proceeds from shares sold—Class II	458	1,345
Reinvestment of distributions—Class I	21,893	1,827
Reinvestment of distributions—Class II	15	0 (a)
Payment for shares redeemed—Class I	(210,966)	(381,126)
Payment for shares redeemed—Class II	(583)	(829)
Redemption fees—Class I	85	205
Redemption fees—Class II	0 (a)	0 (a)
Net increase in net assets from Fund share transactions	61,089	29,181
Total increase in net assets	264,446	198,109
Net assets:
Beginning of period	1,528,419	1,330,310
End of period	$1,792,865	$1,528,419
Accumulated undistributed net investment income (loss)	$(3,125)	$18,092
Fund Share Transactions—Class I:
Shares sold	17,603	31,918
Shares issued in reinvestment of dividends	1,602	154
Less shares redeemed	(15,134)	(30,195)
Net increase in shares outstanding	4,071	1,877
Fund Share Transactions—Class II:
Shares sold	33	104
Shares issued in reinvestment of dividends	1	0 (b)
Less shares redeemed	(42)	(66)
Net increase (decrease) in shares outstanding	(8)	38

(a)  Amount rounds to less than $1,000.

(b)  Amount rounds to less than 1,000 shares.

See accompanying Notes to Financial Statements.

46 THE OAKMARK FUNDS

The Oakmark Funds

Notes to Financial Statements

1.  SIGNIFICANT ACCOUNTING POLICIES

The following are the significant accounting policies of Oakmark Fund ("Oakmark"), Oakmark Select Fund ("Select"), Oakmark Equity and Income Fund ("Equity and Income"), Oakmark Global Fund ("Global"), Oakmark Global Select Fund ("Global Select"), Oakmark International Fund ("International"), and Oakmark International Small Cap Fund ("Int'l Small Cap"), collectively referred to as the "Funds," each a series of Harris Associates Investment Trust (the "Trust"), a Massachusetts business trust, organized on February 1, 1991, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Each Fund, other than Select and Global Select, is diversified in accordance with the 1940 Act. The following policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

Class disclosure—

Each Fund offers two classes of shares: Class I Shares and Class II Shares. Class I Shares are offered to the general public. Class II Shares are offered to certain retirement plans such as 401(k) and profit sharing plans. Class II Shares pay a service fee at the annual rate of up to 0.25% of average net assets of Class II Shares of the Funds. This service fee is paid to a third-party administrator for performing the services associated with the administration of such retirement plans. Class I Shares do not have such an associated service fee. Global Select had no outstanding Class II shares during the period ended March 31, 2013.

Income, realized and unrealized capital gains and losses, and expenses of the Funds not directly attributable to a specific class of shares are allocated to each class pro rata based on the relative net assets of each class. Transfer and dividend disbursing agent fees and other shareholder servicing fees are specific to each class.

Redemption fees—

Int'l Small Cap imposes a short-term trading fee on redemptions of shares held for 90 days or less to help offset two types of costs to the Fund caused by abusive trading: portfolio transaction and market impact costs associated with erratic redemption activity and administrative costs associated with processing redemptions. The fee is paid to the Fund and is 2% of the redemption value and is deducted from either the redemption proceeds or from the balance in the account. The "first-in, first-out" ("FIFO") method is used to determine the holding period. The Funds may approve the waiver of redemption fees on certain types of accounts held through intermediaries, pursuant to the Funds' policies and procedures.

Security valuation—

The Funds' share prices or net asset values ("NAVs") are calculated as of the close of regular session trading (usually 4:00 pm Eastern time) on the New York Stock Exchange ("NYSE") on any day on which the NYSE is open for trading. Equity securities principally traded on securities exchanges in the United States and over-the-counter securities are valued at the last sales price or the official closing price on the day of valuation, or lacking any reported sales that day, at the most recent bid quotation. Securities traded on the NASDAQ National Market are valued at the NASDAQ Official Closing Price ("NOCP"), or lacking an NOCP, at the most recent bid quotation on the NASDAQ National Market. Equity securities principally traded on securities exchanges outside the United States are valued, depending on local convention or regulation, at the last sales price, the last bid or asked price, the mean between the last bid and asked prices, or the official closing price, or are based on a pricing composite as of the close of the regular trading hours on the appropriate exchange or other designated time. Each long-term debt instrument is valued at the latest bid quotation or an evaluated price provided by an independent pricing service. The pricing service may use standard inputs such as benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, and reference data including market research publications. For certain security types additional inputs may be used or some of the standard inputs may not be applicable. Additionally, the pricing service monitors market indicators and industry and economic events, which may serve as a trigger to gather and possibly use additional market data. Each short-term debt instrument (i.e., debt instruments whose maturities or expiration dates at the time of acquisition are one year or less) or money market instrument maturing in 61 days or more from the date of valuation is valued at the latest bid quotation or an evaluated price provided by an independent pricing service. Each short-term instrument maturing in 60 days or less from the date of valuation is valued at amortized cost, which approximates market value. Options are valued at the last reported sales price on the day of valuation or, lacking any reported sale price on the valuation date, at the mean of the most recent bid and asked quotations or, if the mean is not available, at the most recent bid quotation.

Securities for which quotations are not readily available or securities that may have been affected by a significant event occurring between the close of a foreign market and the close of the NYSE are valued at fair value, determined by or under the direction of the pricing committee authorized by the Board of Trustees. A significant event may include the performance of U.S. markets since the close of foreign markets. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign securities in order to adjust local closing prices for information or events that may occur between the close of certain foreign exchanges and the close of the NYSE. At March 31, 2013 Global and International each held a security for which a market quotation was not readily available and which was valued by the pricing committee at a fair value determined in good faith in accordance with procedures established by the Board of Trustees. The value for each of these securities is determined from observable market prices of similar assets.

oakmark.com 47

The Oakmark Funds

Notes to Financial Statements (continued)

Fair value measurement—

Various inputs are used in determining the value of each Fund's investments. These inputs are prioritized into three broad levels as follows:

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, and others)

Level 3—significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

Observable inputs are those based on market data obtained from independent sources, and unobservable inputs reflect the Funds' own assumptions based on the best information available. The input levels are not necessarily an indication of risk or liquidity associated with investing in those securities.

The Funds recognize transfers between level 1 and 2 at the end of the reporting cycle. At the period ended March 31, 2013 Equity and Income had a transfer from level 2 to level 1 in the amount of $574,585,642. The transfer was due to a security no longer being valued based on observable market prices of similar assets, but instead by a market quotation.

The following is a summary of the inputs used as of March 31, 2013 in valuing each Fund's assets and liabilities. Except for the industries or investment types separately stated below, the total amounts for common stocks, fixed-income and short-term investments in the table below are presented by industry or investment type in each Fund's Schedule of Investments. Information on forward foreign currency contracts is presented by contract in the notes following the below summary:

(in thousands)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Oakmark
Common Stocks	$8,035,440	$0	$0
Short Term Investments	0	643,201	0
Total	$8,035,440	$643,201	$0
Select
Common Stocks	$3,423,279	$0	$0
Short Term Investments	0	231,083	0
Total	$3,423,279	$231,083	$0
Equity and Income
Common Stocks	$14,079,018	$0	$0
Fixed Income	0	3,020,069	0
Short Term Investments	0	1,658,711	0
Total	$14,079,018	$4,678,780	$0
Global
Equity and Equivalents - Diversified Financials	$0	$18,399	$0
Equity and Equivalents - All Other	2,242,924	0	0
Short Term Investments	0	50,366	0
Forward Foreign Currency Contracts - Assets	0	51,115	0
Forward Foreign Currency Contracts - Liabilities	0	(2,384)	0
Total	$2,242,924	$117,496	$0
Global Select
Common Stocks	$741,955	$0	$0
Short Term Investments	0	44,366	0
Forward Foreign Currency Contracts - Assets	0	7,066	0
Forward Foreign Currency Contracts - Liabilities	0	(681)	0
Total	$741,955	$50,751	$0

48 THE OAKMARK FUNDS

The Oakmark Funds

Notes to Financial Statements (continued)

(in thousands)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
International
Equity and Equivalents - Diversified Financials	$0	$91,068	$0
Equity and Equivalents - All Other	13,421,105	0	0
Short Term Investments	0	641,067	0
Forward Foreign Currency Contracts - Assets	0	163,908	0
Forward Foreign Currency Contracts - Liabilities	0	(17,443)	0
Total	$13,421,105	$878,600	$0
Int'l Small Cap
Common Stocks	$1,718,091	$0	$0
Short Term Investments	0	28,762	0
Forward Foreign Currency Contracts - Assets	0	28,559	0
Forward Foreign Currency Contracts - Liabilities	0	(4,621)	0
Total	$1,718,091	$52,700	$0

Foreign currency translations—

Certain Funds invest in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at current exchange rates obtained by a recognized bank, dealer, or independent pricing service on the day of valuation. Purchases and sales of investments and dividend and interest income are converted at the prevailing rate of exchange on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included in net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments in the Statements of Operations. Net realized gains and losses on foreign currency transactions arising from the sale of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and tax reclaims recorded and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions in the Statements of Operations. Unrealized gains and losses arising from changes in the fair value of assets and liabilities, other than investments in securities, resulting from changes in exchange rates are included in net change in unrealized appreciation (depreciation) on foreign currency translation in the Statements of Operations.

Forward foreign currency contracts—

Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Funds' transactions in forward foreign currency contracts are limited to transaction and portfolio hedging. The contractual amounts of forward foreign currency contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered and could exceed the net unrealized value shown in the tables below. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Forward foreign currency contracts are valued at the current day's interpolated foreign exchange rates. Unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the end of the period is included in the Statements of Assets and Liabilities. Realized gains and losses and the net change in unrealized appreciation (depreciation) on forward foreign currency contracts for the period are included in the Statements of Operations.

oakmark.com 49

The Oakmark Funds

Notes to Financial Statements (continued)

At March 31, 2013 Global, Global Select, International, and Int'l Small Cap held forward foreign currency contracts, which are considered derivative instruments, each whose counterparty is State Street Bank & Trust, as follows (in thousands):

Global

	Contract Amount	Settlement Date	Valuation at 03/31/13	Unrealized Appreciation/ (Depreciation)
Foreign Currency Bought:
Japanese Yen	12,750,000	06/19/13	$135,521	$(1,916)
			$135,521	$(1,916)
Foreign Currency Sold:
Australian Dollar	37,900	12/18/13	$38,690	$(135)
Japanese Yen	21,620,000	06/19/13	229,802	48,427
Swiss Franc	80,500	09/18/13	85,030	2,355
			$353,522	$50,647

During the period ended March 31, 2013, the proceeds from forward foreign currency contracts opened for Global were $135,128 and the cost to close contracts was $260,352 (in thousands).

Global Select

	Contract Amount	Settlement Date	Valuation at 03/31/13	Unrealized Appreciation/ (Depreciation)
Foreign Currency Bought:
Japanese Yen	1,378,000	06/19/13	$14,647	$(636)
			$14,647	$(636)
Foreign Currency Sold:
Japanese Yen	2,823,000	06/19/13	$30,006	$6,323
Swiss Franc	23,860	09/18/13	25,203	698
			$55,209	$7,021

During the period ended March 31, 2013, the proceeds from forward foreign currency contracts opened for Global Select were $25,901 and the cost to close contracts was $43,150 (in thousands).

International

	Contract Amount	Settlement Date	Valuation at 03/31/13	Unrealized Appreciation/ (Depreciation)
Foreign Currency Bought:
Japanese Yen	32,250,000	06/19/13	$342,789	$(14,065)
Swedish Krona	60,500	09/18/13	9,251	(11)
			$352,040	$(14,076)
Foreign Currency Sold:
Australian Dollar	430,000	12/18/13	$438,966	$(1,528)
Japanese Yen	65,500,000	06/19/13	696,207	146,714
Swedish Krona	369,000	09/18/13	56,425	(914)
Swiss Franc	556,000	09/18/13	587,292	16,269
			$1,778,890	$160,541

During the period ended March 31, 2013, the proceeds from forward foreign currency contracts opened for International were $1,204,023 and the cost to close contracts was $1,344,107 (in thousands).

50 THE OAKMARK FUNDS

The Oakmark Funds

Notes to Financial Statements (continued)

Int'l Small Cap

	Contract Amount	Settlement Date	Valuation at 03/31/13	Unrealized Appreciation/ (Depreciation)
Foreign Currency Bought:
Japanese Yen	6,600,000	06/19/13	$70,152	$(4,113)
			$70,152	$(4,113)
Foreign Currency Sold:
Australian Dollar	94,000	12/18/13	$95,960	$(334)
Japanese Yen	11,700,000	06/19/13	124,361	26,207
Norwegian Krona	191,100	09/18/13	32,510	274
Swedish Krona	12,200	09/18/13	1,866	(30)
Swiss Franc	66,100	09/18/13	69,820	1,934
			$324,517	$28,051

During the period ended March 31, 2013, the proceeds from forward foreign currency contracts opened for Int'l Small Cap were $167,380 and the cost to close contracts was $248,544 (in thousands).

Security transactions and investment income—

Security transactions are accounted for on the trade date (date the order to buy or sell is executed), and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Discount is accreted and premium is amortized on long-term fixed income securities using the yield-to-maturity method and on short-term fixed income securities using the straight-line method. Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax rules and rates. Net realized gains and losses on investments are determined by the specific identification method.

Short sales—

Each Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or loss, unlimited in size, will be recognized upon the termination of the short sale. At March 31, 2013, none of the Funds had short sales.

When-issued or delayed-delivery securities—

Each Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time a Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before the settlement date if the Adviser deems it advisable for investment reasons.

Accounting for options—

When a Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or a loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current fair value. Options written by the Fund do not give rise to counterparty credit risk, as they obligate the Fund, not its counterparties, to perform.

When a Fund purchases an option, the premium paid by the Fund is recorded as an asset and is subsequently adjusted to the current fair value of the option purchased. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. Premiums paid for purchasing options that expire are treated as realized losses. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss. The risks associated with purchasing put and call options are potential loss of the premium paid and, in the instances of OTC derivatives, the failure of the counterparty to honor its obligation under the contract.

The Funds did not write or purchase options during the period ended March 31, 2013.

oakmark.com 51

The Oakmark Funds

Notes to Financial Statements (continued)

Committed line of credit—

The Trust has an unsecured committed line of credit (the "Facility") with State Street Bank and Trust Company ("State Street") in the amount of $500 million. Borrowings under that arrangement bear interest at 1.25% above the greater of the Federal Funds Effective Rate or LIBOR, as defined in the credit agreement. To maintain the Facility, an annualized commitment fee of 0.09% on the unused portion is charged to the Trust. Fees and interest expense, if any, related to the Facility are included in other expenses in the Statements of Operations. There were no borrowings under the Facility during the period ended March 31, 2013.

Expense offset arrangement—

State Street serves as custodian of the Funds. State Street's fee may be reduced by credits that are an earnings allowance calculated on the average daily cash balances each Fund maintains with State Street. Credit balances used to reduce the Funds' custodian fees, if any, are reported as a reduction of total expenses in the Statements of Operations. During the period ended March 31, 2013, none of the Funds received an expense offset credit.

Repurchase agreements—

Each Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future date at a specified price.

The Funds' custodian receives delivery of the underlying securities collateralizing repurchase agreements. It is the Funds' policy that the value of the collateral be at least equal to 102% of the repurchase price, including interest. Harris Associates L.P. (the "Adviser") is responsible for determining that the value of the collateral is at all times at least equal to 102% of the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities.

Security lending—

Each Fund, except Oakmark, may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash, cash equivalents or U.S. Treasurys maintained on a current basis in an amount at least equal to the fair value of the securities loaned by the Fund. Collateral is marked to market and monitored daily. The Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives an additional return that may be in the form of a fixed fee or a percentage of the earnings on the collateral. The Fund has the right to call the loan and attempt to obtain the securities loaned at any time on notice of not more than five business days. In the event of bankruptcy or other default of the borrower, the Fund could experience delays in liquidating the loan collateral or recovering the loaned securities and incur expenses related to enforcing its rights. In addition, there could be a decline in the value of the collateral or in the fair value of the securities loaned while the Fund seeks to enforce its rights thereto, and the Fund could experience subnormal levels of income or lack of access to income during that period.

At March 31, 2013, Equity and Income and Int'l Small Cap had securities on loan with a value of $8,024,701, and $6,999,803 respectively, and held as collateral for the loans U.S. Treasury securities with a value of $8,186,065 and $7,358,541 respectively.

Restricted securities—

The following investments, the sales of which are subject to restrictions on resale under federal securities laws, have been valued in good faith according to the securities valuation procedures established by the Board of Trustees (as stated in the Security valuation section) since their acquisition dates.

At March 31, 2013, Equity and Income, Global and International held the following restricted securities:

Equity and Income

Par (000)	Security Name	Acquisition Date	Carrying Value	Original Cost	Value (000)	Percentage of Net Assets
$11,450	Cabela's Master Credit Card Trust, 144A, 0.753%, due 10/15/19	10/20/11	$100.6194	$100.0000	$11,521	0.06%
25,000	Chevron Corp., 144A, 0.08%, due 04/04/13	03/27/13	99.9993	99.9982	25,000	0.13%
25,000	Chevron Corp., 144A, 0.08%, due 04/05/13	03/27/13	99.9991	99.9980	25,000	0.13%
250	CNO Financial Group, Inc., 144A, 6.375%, due 10/01/20	09/20/12	106.3752	100.0000	266	0.00%*
15,000	General Mills, Inc., 144A, 0.15%, due 04/03/13	03/27/13	99.9992	99.9971	15,000	0.08%
20,000	Kellogg Co., 144A, 0.18%, due 04/01/13	03/15/13	100.0000	99.9915	20,000	0.11%
9,605	Live Nation Entertainment, Inc., 144A, 7.00%, due 09/01/20	08/15/12	107.5000	100.0000	10,325	0.05%
6,000	Scotiabank Peru SA, 144A, 4.50%, due 12/13/27	12/06/12	96.4000	100.0000	5,784	0.03%
2,725	Serta Simmons Holdings LLC, 144A, 8.125%, due 10/01/20	09/27/12	103.8750	99.8807	2,830	0.01%

52 THE OAKMARK FUNDS

The Oakmark Funds

Notes to Financial Statements (continued)

Par (000)	Security Name	Acquisition Date	Carrying Value	Original Cost	Value (000)	Percentage of Net Assets
$2,265	Serta Simmons Holdings LLC, 144A, 8.125%, due 10/01/20	09/26/12	$103.8750	$99.0453	$2,353	0.01%
6,820	Six Flags Entertainment Corp., 144A, 5.25%, due 01/15/21	12/11/12	100.1250	100.0000	6,828	0.04%
3,150	Six Flags Entertainment Corp., 144A, 5.25%, due 01/15/21	12/11/12	100.1250	100.9717	3,154	0.02%
25,110	SSIF Nevada, LP, 144A, 1.005%, due 04/14/14	01/12/12	100.5974	99.4800	25,260	0.13%
9,520	SSIF Nevada, LP, 144A, 1.005%, due 04/14/14	01/09/12	100.5974	99.4703	9,577	0.05%
5,530	SSIF Nevada, LP, 144A, 1.005%, due 04/14/14	01/18/12	100.5974	99.4835	5,563	0.03%
4,930	SSIF Nevada, LP, 144A, 1.005%, due 04/14/14	01/05/12	100.5974	99.4289	4,959	0.03%
100	Tempur-Pedic International, Inc., 144A, 6.875%, due 12/15/20	12/12/12	106.7500	100.0000	107	0.00%*
25,000	Wal-Mart Stores, Inc., 144A, 0.01%, due 04/10/13	03/21/13	99.9975	99.9944	24,999	0.13%
5,390	Walter Energy, Inc., 144A, 9.875%, due 12/15/20	11/16/12	108.5000	99.3231	5,848	0.03%
5,000	Walter Energy, Inc., 144A, 8.50%, due 04/15/21	03/22/13	102.5000	100.0000	5,125	0.03%
25,000	Wellpoint, Inc., 144A, 0.24%, due 04/04/13	01/07/13	99.9980	99.9420	24,999	0.13%
25,000	Wellpoint, Inc., 144A, 0.20%, due 04/29/13	02/28/13	99.9844	99.9667	24,996	0.13%
25,000	Wellpoint, Inc., 144A, 0.18%, due 04/08/13	03/08/12	99.9965	99.9845	24,999	0.13%
20,000	Wellpoint, Inc., 144A, 0.20%, due 04/09/13	03/14/13	99.9956	99.9856	19,999	0.11%
5,000	Wellpoint, Inc., 144A, 0.18%, due 04/09/13	03/18/13	99.9960	99.9890	5,000	0.03%
					$309,492	1.63%

*  Amount rounds to less than 0.01%

Global

Par (000)	Security Name	Acquisition Date	Carrying Value	Original Cost	Value (000)	Percentage of Net Assets
$6,562	Credit Suisse Group (Guernsey) V Limited Subordinated Mandatory and Contingent Convertible Securities	07/18/12	$161.0828	$102.2652	$10,570	0.44%
$4,860	Credit Suisse Group (Guernsey) V Limited Subordinated Mandatory and Contingent Convertible Securities	07/27/12	161.0828	102.4066	$7,829	0.33%
					$18,399	0.77%

International

Par (000)	Security Name	Acquisition Date	Carrying Value	Original Cost	Value (000)	Percentage of Net Assets
$32,477	Credit Suisse Group (Guernsey) V Limited Subordinated Mandatory and Contingent Convertible Securities	07/18/12	$161.0828	$102.2652	$52,315	0.36%
24,058	Credit Suisse Group (Guernsey) V Limited Subordinated Mandatory and Contingent Convertible Securities	07/27/12	161.0828	102.4066	38,753	0.27%
					$91,068	0.63%

oakmark.com 53

The Oakmark Funds

Notes to Financial Statements (continued)

Federal income taxes—

It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required. There is no material liability for unrecognized tax benefits in the accompanying financial statements. Generally, each of the tax years in the four-year period ended September 30, 2012 remains subject to examination by taxing authorities.

2.  TRANSACTIONS WITH AFFILIATES

Each Fund has an investment advisory agreement with the Adviser. For management services and facilities furnished, the Adviser receives from each Fund a monthly fee based on that Fund's net assets at the end of the preceding month. Annual fee rates are as follows:

Fund	Advisory Fees
Oakmark	1.00% up to $2 billion; 0.90% on the next $1 billion; 0.80% on the next $2 billion; 0.75% on the next $2.5 billion; 0.675% on the next $2.5 billion; and 0.625% over $10 billion
Select	1.00% up to $1 billion;
0.95% on the next $500 million;
0.90% on the next $500 million;
0.85% on the next $500 million;
0.80% on the next $2.5 billion;
0.75% on the next $5 billion; and
0.725% over $10 billion
Equity and Income	0.75% up to $5 billion;
0.70% on the next $2.5 billion;
0.675% on the next $2.5 billion;
0.65% on the next $2.5 billion;
0.60% on the next $3.5 billion;
0.585% on the next $5 billion;
0.5775% on the next $7 billion; and
0.5725% over $28 billion
Fund	Advisory Fees
Global	1.00% up to $2 billion; 0.95% on the next $2 billion; 0.90% on the next $4 billion; and 0.875% over $8 billion
Global Select	1.00% up to $2 billion; 0.95% on the next $1 billion; 0.875% on the next $4 billion; and 0.85% over $7 billion
International	1.00% up to $2 billion;
0.95% on the next $1 billion;
0.85% on the next $2 billion;
0.825% on the next $2.5 billion;
0.815% on the next $3.5 billion;
0.805% on the next $5.5 billion; and
0.80% over $16.5 billion
Int'l Small Cap	1.25% up to $500 million; 1.10% on the next $1 billion; 1.05% on the next $2 billion; 1.025% on the next $1.5 billion; and 1.00% over $5 billion

The Adviser is contractually obligated through January 31, 2014 to reimburse each Fund Class to the extent, but only to the extent, that its annualized expenses (excluding taxes, interest, all commissions and other normal charges incident to the purchase and sale of portfolio securities, and extraordinary charges such as litigation costs, but including fees paid to the Adviser) exceed the percent set forth below of average daily net assets of each Fund Class.

Fund	Class I	Class II
Oakmark	1.50%	1.75%
Select	1.50	1.75
Equity and Income	1.00	1.25
Global	1.75	2.00
Global Select	1.75	2.00
International	2.00	2.25
Int'l Small Cap	2.00	2.25

The Adviser is entitled to recoup from any Fund Class, in any fiscal year through September 30, 2017, amounts reimbursed to that Fund Class, except to the extent that the Fund Class already has paid such recoupment to the Adviser or such recoupment would cause the annual ordinary operating expenses of a Fund Class for that fiscal year to exceed the applicable limit stated above. As of March 31, 2013 there were no amounts subject to recoupment.

The Adviser and the Funds have entered into agreements with financial intermediaries to provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and have agreed to compensate the intermediaries for providing those services. Certain of those services would be provided by the Funds if the shares of those customers were registered directly with the Funds' transfer agent. Accordingly, the Funds pay a portion of the intermediary fees pursuant to an agreement with the Adviser that calls for each Fund to pay a portion of the intermediary fees attributable to shares of the Fund held by the intermediary (which generally are a percentage of value of the shares held) not exceeding the lesser of 75% of the fees charged by the intermediary or what the Fund would have paid its transfer agent had each customer's shares been registered

54 THE OAKMARK FUNDS

The Oakmark Funds

Notes to Financial Statements (continued)

directly with the transfer agent instead of held through the intermediary. The Adviser pays the remainder of the fees. The fees incurred by the Funds are reflected as other shareholder servicing fees in the Statements of Operations.

The Independent Trustees of the Trust may participate in the Trust's Deferred Compensation Plan for Independent Trustees. Participants in the plan may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Trust and represent an unfunded obligation of the Trust. The value of a participant's deferral account is determined by reference to the change in value of Class I shares of one or more of the Funds or a money market fund as specified by the participant. Benefits would be payable after a stated number of years or retirement from the board. The accrued obligations of the Funds under the plan are reflected as deferred Trustee compensation in the Statements of Assets and Liabilities. The change in the accrued obligations for the period is included in Trustees fees in the Statements of Operations. The Trust pays the compensation of the Trustees other than those affiliated with the Adviser and all expenses incurred in connection with their services to the Trust. The Trust does not provide any pension or retirement benefits to its Trustees.

The Funds reimburse the Adviser for a portion of the compensation paid to the Funds' Chief Compliance Officer ("CCO"). The CCO expenses incurred by the Funds are included in other expenses in the Statements of Operations.

3.  FEDERAL INCOME TAXES

At March 31, 2013 the cost of investments for federal income tax purposes and related composition of unrealized gains and losses for each Fund were as follows (in thousands):

Fund	Cost of Investments for Federal Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Oakmark	$6,298,180	$2,387,452	$(6,991)	$2,380,461
Select	2,624,858	1,056,838	(27,334)	1,029,504
Equity and Income	14,460,946	4,318,037	(21,185)	4,296,852
Global	1,910,613	532,737	(131,661)	401,076
Global Select	679,157	113,739	(6,575)	107,164
International	12,487,491	2,042,679	(376,930)	1,665,749
Int'l Small Cap	1,597,832	256,148	(107,127)	149,021

For the six-month period ended March 31, 2013 the components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation)) were as follows (in thousands):

	Undistributed Ordinary Income	Undistributed Long- Term Gain	Total Distributable Earnings
Oakmark	$11,889	$283,647	$295,536
Select	0	191,737	191,737
Equity and Income	9,756	566,078	575,834
Global	42,126	0	42,126
Global Select	2,686	1	2,687
International	145,227	0	145,227
Int'l Small Cap	36,310	0	36,310

During the six-month period ended March 31, 2013 and the year ended September 30, 2012 the tax character of distributions paid was as follows (in thousands):

	Period Ended March 31, 2013		Year Ended September 30, 2012
Fund	Distributions Paid from Ordinary Income	Distributions Paid from Long-Term Capital Gain	Distributions Paid from Ordinary Income	Distributions Paid from Long-Term Capital Gain
Oakmark	$54,953	$219,332	$42,131	$0
Select	1,737	290,309	5,125	0
Equity and Income	171,904	462,041	250,657	319,667
Global	33,539	0	0	0
Global Select	7,715	4,628	0	0
International	223,779	0	53,597	0
Int'l Small Cap	24,485	0	1,698	302

oakmark.com 55

The Oakmark Funds

Notes to Financial Statements (continued)

On March 31, 2013 the Funds had temporary book/tax differences in undistributed earnings that were primarily attributable to trustee deferred compensation expenses, passive foreign investment companies, foreign currency contracts, post October currency loss deferrals and deferrals of capital losses on wash sales. Temporary differences will reverse over time. The Funds have permanent differences in book/tax undistributed earnings primarily attributable to currency gains and losses. Permanent differences have been recorded in their respective component of the Analysis of Net Assets.

4.  INVESTMENT TRANSACTIONS

For the six-month period ended March 31, 2013 transactions in investment securities (excluding short term and U.S. Government securities) were as follows (in thousands):

	Oakmark	Select	Equity and Income	Global	Global Select	International	Int'l Small Cap
Purchases	$1,347,650	$624,750	$2,101,122	$307,692	$178,445	$4,710,286	$420,788
Proceeds from sales	570,503	484,189	2,813,280	336,370	74,967	1,786,804	363,506

Purchases at cost and proceeds from sales (in thousands) of long-term U.S. Government securities for the six-month period ended March 31, 2013 were $140,016 and $1,146,045, respectively, for Equity and Income.

For the six-month period ended March 31, 2013 the proceeds from in-kind sales (in thousands) were $55,005, $125,281 and $28,680 for Equity and Income, Global and International, respectively. Gains and losses on in-kind transactions are not taxable for federal income tax purposes.

5.  INVESTMENT IN AFFILIATED ISSUERS

Each of the companies listed below was considered to be an affiliate of a Fund because that Fund owned 5% or more of the company's voting securities during all or part of the six-month period ended March 31, 2013. Purchase and sale transactions and dividend income earned during the period on these securities are set forth below (in thousands):

Schedule of Transactions with Affiliated Issuers

Oakmark Equity and Income Fund

Affiliates	Shares Held/Par	Purchases (Cost)	Sales (Proceeds)	Dividend Income	Interest Income	Value September 30, 2012	Value March 31, 2013
Broadridge Financial Solutions, Inc. (b)	5,904	$0	$22,155	$2,305	$0	$160,977	$146,643
Flowserve Corp.	2,954	0	113,399	2,690	0	464,869	495,336
PharMerica Corp. (a) (b)	775	0	13,953	0	0	21,649	10,855
Varian Medical Systems, Inc. (a) (b)	4,541	0	83,732	0	0	343,824	326,939
Walter Energy, Inc.	4,181	41,988	346	794	0	97,380	119,150
Walter Energy, Inc., 144A, 9.875%, due 12/15/20	5,390	5,362	11	0	193	0	5,848
Walter Energy, Inc., 144A, 8.50%, due 04/15/21	5,000	5,000	0	0	5	0	5,125
TOTALS		$52,350	$233,596	$5,789	$198	$1,088,699	$1,109,896

Schedule of Transactions with Affiliated Issuers

Oakmark International Fund

Affiliates	Shares Held	Purchases (Cost)	Sales (Proceeds)	Dividend Income	Value September 30, 2012	Value March 31, 2013
Meitec Corp.	3,254	$10,146	$1,263	$2,306	$64,836	$82,125
OMRON Corp.	14,553	72,109	29,845	3,548	241,978	366,388
ROHM Co., Ltd.	8,128	56,705	606	37	219,315	281,061
Willis Group Holdings PLC	9,620	180,199	745	4,569	165,516	379,909
TOTALS		$319,159	$32,459	$10,460	$691,645	$1,109,483

56 THE OAKMARK FUNDS

The Oakmark Funds

Notes to Financial Statements (continued)

Schedule of Transactions with Affiliated Issuers

Oakmark International Small Cap Fund

Affiliates	Shares Held	Purchases (Cost)	Sales (Proceeds)	Dividend Income	Value September 30, 2012	Value March 31, 2013
Atea ASA	5,200	$0	$3,123	$0	$53,914	$57,641
LSL Property Services PLC	10,023	0	1,773	0	35,183	51,286
Orbotech, Ltd. (a)	3,338	0	0	0	28,603	33,643
gategroup Holding AG	1,592	6,978	0	0	31,635	29,936
Pasona Group, Inc. (c)	0	0	16,741	0	20,938	0
TOTALS		$6,978	$21,637	$0	$170,273	$172,506

(a)  Non-income producing security.

(b)  Due to transactions during the period ended March 31, 2013, the company is no longer an affiliated security.

(c)  Position in issuer liquidated during the period ended March 31, 2013.

6.  SUBSEQUENT EVENTS

Management has evaluated the possibility of subsequent events existing in the Funds' financial statements. Management has determined that there are no material events that would require disclosure in the Funds' financial statements through the date of the publication of this report.

oakmark.com 57

Oakmark Fund

Financial Highlights–Class I

For a share outstanding throughout each period

	Six Months Ended March 31, 2013	Year Ended September 30,
	(Unaudited)	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$48.97	$37.87	$38.36	$34.55	$35.31	$47.28
Income From Investment Operations:
Net Investment Income	0.23 (a)	0.36 (a)	0.34 (a)	0.24	0.29 (a)	0.52
Net Gain (Loss) on Investments (both realized and unrealized)	5.86	11.09	(0.58)	3.80	0.39	(8.51)
Total From Investment Operations	6.09	11.45	(0.24)	4.04	0.68	(7.99)
Less Distributions:
From Net Investment Income	(0.38)	(0.35)	(0.25)	(0.23)	(0.45)	(0.56)
From Capital Gains	(1.50)	0.00	0.00	0.00	(0.99)	(3.42)
Total Distributions	(1.88)	(0.35)	(0.25)	(0.23)	(1.44)	(3.98)
Redemption Fees	0.00	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net Asset Value, End of Period	$53.18	$48.97	$37.87	$38.36	$34.55	$35.31
Total Return	12.85%	30.43%	-0.67%	11.74%	3.38%	-18.14%
Ratios/Supplemental Data:
Net Assets, End of Period ($million)	$8,573.2	$6,738.7	$4,512.5	$3,419.3	$3,144.2	$3,610.1
Ratio of Expenses to Average Net Assets	0.96%†	1.03%	1.04%	1.11%	1.23%	1.10%
Ratio of Net Investment Income to Average Net Assets	0.90%†	0.81%	0.82%	0.65%	1.06%	1.17%
Portfolio Turnover Rate	8%	27%	18%	24%	62%	32%

Financial Highlights–Class II

For a share outstanding throughout each period

	Six Months Ended March 31, 2013	Year Ended September 30,
	(Unaudited)	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$48.89	$37.78	$38.32	$34.56	$35.12	$46.97
Income From Investment Operations:
Net Investment Income	0.18 (a)	0.24 (a)	0.19 (a)	0.13	0.24 (a)	0.54
Net Gain (Loss) on Investments (both realized and unrealized)	5.84	11.09	(0.59)	3.79	0.45	(8.64)
Total From Investment Operations	6.02	11.33	(0.40)	3.92	0.69	(8.10)
Less Distributions:
From Net Investment Income	(0.28)	(0.22)	(0.14)	(0.16)	(0.26)	(0.33)
From Capital Gains	(1.50)	0.00	0.00	0.00	(0.99)	(3.42)
Total Distributions	(1.78)	(0.22)	(0.14)	(0.16)	(1.25)	(3.75)
Redemption Fees	0.00	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net Asset Value, End of Period	$53.13	$48.89	$37.78	$38.32	$34.56	$35.12
Total Return	12.72%	30.11%	-1.07%	11.37%	3.22%	-18.44%
Ratios/Supplemental Data:
Net Assets, End of Period ($million)	$59.0	$36.1	$24.7	$9.0	$8.2	$12.4
Ratio of Expenses to Average Net Assets	1.17%†	1.30%	1.45%	1.42%	1.44%	1.47%
Ratio of Net Investment Income to Average Net Assets	0.70%†	0.54%	0.44%	0.34%	0.88%	0.81%
Portfolio Turnover Rate	8%	27%	18%	24%	62%	32%

†  Data has been annualized.

(a)  Computed using average shares outstanding throughout the period.

(b)  Amount rounds to less than $0.01 per share.

58 THE OAKMARK FUNDS

Oakmark Select Fund

Financial Highlights–Class I

For a share outstanding throughout each period

	Six Months Ended March 31, 2013	Year Ended September 30,
	(Unaudited)	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$32.33	$25.50	$25.64	$22.68	$20.34	$33.05
Income From Investment Operations:
Net Investment Income	0.01	0.04	0.04 (a)	0.06 (a)	0.11 (a)	0.35
Net Gain (Loss) on Investments (both realized and unrealized)	3.99	6.85	(0.12)	2.97	2.48	(9.63)
Total From Investment Operations	4.00	6.89	(0.08)	3.03	2.59	(9.28)
Less Distributions:
From Net Investment Income	(0.03)	(0.06)	(0.06)	(0.07)	(0.25)	(0.32)
From Capital Gains	(3.00)	0.00	0.00	0.00	0.00	(3.11)
Total Distributions	(3.03)	(0.06)	(0.06)	(0.07)	(0.25)	(3.43)
Redemption Fees	0.00	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net Asset Value, End of Period	$33.30	$32.33	$25.50	$25.64	$22.68	$20.34
Total Return	13.29%	27.05%	-0.34%	13.39%	13.30%	-30.43%
Ratios/Supplemental Data:
Net Assets, End of Period ($million)	$3,620.5	$3,029.5	$2,266.7	$2,407.8	$2,265.3	$2,558.9
Ratio of Expenses to Average Net Assets	1.02%†	1.05%	1.07%	1.08%	1.19%	1.08%
Ratio of Net Investment Income to Average Net Assets	0.06%†	0.11%	0.15%	0.22%	0.66%	1.16%
Portfolio Turnover Rate	15%	32%	16%	25%	34%	26%

Financial Highlights–Class II

For a share outstanding throughout each period

	Six Months Ended March 31, 2013		Year Ended September 30,
	(Unaudited)		2012		2011		2010		2009	2008
Net Asset Value, Beginning of Period	$32.21		$25.43		$25.59		$22.70		$20.29	$32.82
Income From Investment Operations:
Net Investment Income (Loss)	(0.04	)(a)	(0.06	)(a)	(0.05	)(a)	(0.02	)(a)	0.12 (a)	0.34
Net Gain (Loss) on Investments (both realized and unrealized)	3.97		6.84		(0.11)		2.97		2.49	(9.65)
Total From Investment Operations	3.93		6.78		(0.16)		2.95		2.61	(9.31)
Less Distributions:
From Net Investment Income	0.00		0.00		0.00		(0.06)		(0.20)	(0.11)
From Capital Gains	(3.00)		0.00		0.00		0.00		0.00	(3.11)
Total Distributions	(3.00)		0.00		0.00		(0.06)		(0.20)	(3.22)
Redemption Fees	0.00		0.00	(b)	0.00	(b)	0.00	(b)	0.00 (b)	0.00 (b)
Net Asset Value, End of Period	$33.14		$32.21		$25.43		$25.59		$22.70	$20.29
Total Return	13.11%		26.66%		-0.63%		12.99%		13.34%	-30.64%
Ratios/Supplemental Data:
Net Assets, End of Period ($million)	$14.2		$11.8		$8.0		$8.3		$8.1	$15.1
Ratio of Expenses to Average Net Assets	1.30	%†	1.36%		1.38%		1.39%		1.28%	1.37%
Ratio of Net Investment Income (loss) to Average Net Assets	(0.22	)%†	(0.21)%		(0.16)%		(0.08)%		0.72%	0.88%
Portfolio Turnover Rate	15%		32%		16%		25%		34%	26%

†  Data has been annualized.

(a)  Computed using average shares outstanding throughout the period.

(b)  Amount rounds to less than $0.01 per share.

oakmark.com 59

Oakmark Equity and Income Fund

Financial Highlights–Class I

For a share outstanding throughout each period

	Six Months Ended March 31, 2013		Year Ended September 30,
	(Unaudited)		2012	2011	2010	2009		2008
Net Asset Value, Beginning of Period	$29.09		$25.62	$26.03	$24.72	$25.57		$28.67
Income From Investment Operations:
Net Investment Income	0.12		0.25	0.26	0.27 (a)	0.35	(a)	0.53	(a)
Net Gain (Loss) on Investments (both realized and unrealized)	2.04		4.07	(0.45)	1.33	(0.24)		(1.52)
Total From Investment Operations	2.16		4.32	(0.19)	1.60	0.11		(0.99)
Less Distributions:
From Net Investment Income	(0.27)		(0.38)	(0.22)	(0.29)	(0.39)		(0.60)
From Capital Gains	(0.72)		(0.47)	0.00	0.00	(0.57)		(1.51)
Total Distributions	(0.99)		(0.85)	(0.22)	(0.29)	(0.96)		(2.11)
Redemption Fees	0.00		0.00	0.00	0.00	0.00		0.00	(b)
Net Asset Value, End of Period	$30.26		$29.09	$25.62	$26.03	$24.72		$25.57
Total Return	7.67%		17.19%	-0.77%	6.52%	1.02%		-3.85%
Ratios/Supplemental Data:
Net Assets, End of Period ($million)	$17,633.0		$17,889.0	$16,441.0	$16,993.7	$14,418.4		$13,263.3
Ratio of Expenses to Average Net Assets	0.78	%†	0.78%	0.77%	0.79%	0.85%		0.81%
Ratio of Net Investment Income to Average Net Assets	0.80	%†	0.84%	0.93%	1.04%	1.59%		1.93%
Portfolio Turnover Rate	13	%(c)	29%	47%	91%	78	%(c)	65	%(c)

Financial Highlights–Class II

For a share outstanding throughout each period

	Six Months Ended March 31, 2013		Year Ended September 30,
	(Unaudited)		2012	2011	2010	2009		2008
Net Asset Value, Beginning of Period	$28.90		$25.45	$25.85	$24.57	$25.40		$28.50
Income From Investment Operations:
Net Investment Income	0.07		0.15	0.17	0.18	0.28	(a)	0.43	(a)
Net Gain (Loss) on Investments (both realized and unrealized)	2.03		4.05	(0.43)	1.33	(0.24)		(1.51)
Total From Investment Operations	2.10		4.20	(0.26)	1.51	0.04		(1.08)
Less Distributions:
From Net Investment Income	(0.18)		(0.28)	(0.14)	(0.23)	(0.30)		(0.51)
From Capital Gains	(0.72)		(0.47)	0.00	0.00	(0.57)		(1.51)
Total Distributions	(0.90)		(0.75)	(0.14)	(0.23)	(0.87)		(2.02)
Redemption Fees	0.00		0.00	0.00	0.00	0.00		0.00	(b)
Net Asset Value, End of Period	$30.10		$28.90	$25.45	$25.85	$24.57		$25.40
Total Return	7.48%		16.82%	-1.04%	6.17%	0.70%		-4.19%
Ratios/Supplemental Data:
Net Assets, End of Period ($million)	$1,278.0		$1,288.0	$1,212.2	$1,270.1	$1,110.4		$1,009.7
Ratio of Expenses to Average Net Assets	1.10	%†	1.09%	1.09%	1.12%	1.18%		1.16%
Ratio of Net Investment Income to Average Net Assets	0.47	%†	0.53%	0.61%	0.71%	1.26%		1.59%
Portfolio Turnover Rate	13	%(c)	29%	47%	91%	78	%(c)	65	%(c)

†  Data has been annualized.

(a)  Computed using average shares outstanding throughout the period.

(b)  Amount rounds to less than $0.01 per share.

(c)  The ratio excludes in-kind transactions.

60 THE OAKMARK FUNDS

Oakmark Global Fund

Financial Highlights–Class I

For a share outstanding throughout each period

	Six Months Ended March 31, 2013		Year Ended September 30,
	(Unaudited)		2012	2011		2010	2009	2008
Net Asset Value, Beginning of Period	$21.63		$18.81	$20.39		$18.94	$19.43	$28.08
Income From Investment Operations:
Net Investment Income	0.05		0.20	0.16	(a)	0.10	0.11	0.25
Net Gain (Loss) on Investments (both realized and unrealized)	4.15		2.62	(1.65)		1.49	0.13	(5.82)
Total From Investment Operations	4.20		2.82	(1.49)		1.59	0.24	(5.57)
Less Distributions:
From Net Investment Income	(0.37)		0.00	(0.09)		(0.14)	(0.70)	(0.04)
From Capital Gains	0.00		0.00	0.00		0.00	(0.03)	(3.04)
Total Distributions	(0.37)		0.00	(0.09)		(0.14)	(0.73)	(3.08)
Redemption Fees	0.00	(b)	0.00 (b)	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)
Net Asset Value, End of Period	$25.46		$21.63	$18.81		$20.39	$18.94	$19.43
Total Return	19.63%		14.99%	-7.38%		8.43%	2.65%	-22.10%
Ratios/Supplemental Data:
Net Assets, End of Period ($million)	$2,336.1		$2,062.8	$1,816.9		$2,031.8	$1,675.9	$1,946.6
Ratio of Expenses to Average Net Assets	1.15	%†	1.16%	1.16%		1.15%	1.23%	1.16%
Ratio of Net Investment Income to Average Net Assets	0.28	%†	0.91%	0.70%		0.53%	0.76%	0.95%
Portfolio Turnover Rate	14	%(c)	26%	29	%(c)	37%	32%	41%

Financial Highlights–Class II

For a share outstanding throughout each period

	Six Months Ended March 31, 2013		Year Ended September 30,
	(Unaudited)		2012	2011		2010	2009	2008
Net Asset Value, Beginning of Period	$21.11		$18.42	$19.97		$18.58	$19.01	$27.62
Income From Investment Operations:
Net Investment Income (Loss)	(0.04)		0.11 (a)	0.06	(a)	0.00 (b)	0.07 (a)	0.13
Net Gain (Loss) on Investments (both realized and unrealized)	4.11		2.58	(1.61)		1.48	0.14	(5.69)
Total From Investment Operations	4.07		2.69	(1.55)		1.48	0.21	(5.56)
Less Distributions:
From Net Investment Income	(0.30)		0.00	0.00	(b)	(0.09)	(0.61)	(0.01)
From Capital Gains	0.00		0.00	0.00		0.00	(0.03)	(3.04)
Total Distributions	(0.30)		0.00	0.00	(b)	(0.09)	(0.64)	(3.05)
Redemption Fees	0.00	(b)	0.00 (b)	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)
Net Asset Value, End of Period	$24.88		$21.11	$18.42		$19.97	$18.58	$19.01
Total Return	19.43%		14.60%	-7.75%		8.02%	2.43%	-22.46%
Ratios/Supplemental Data:
Net Assets, End of Period ($million)	$35.8		$33.1	$36.6		$50.5	$54.4	$57.6
Ratio of Expenses to Average Net Assets	1.52	%†	1.50%	1.55%		1.54%	1.54%	1.57%
Ratio of Net Investment Income (loss) to Average Net Assets	(0.09	)%†	0.55%	0.27%		0.09%	0.46%	0.54%
Portfolio Turnover Rate	14	%(c)	26%	29	%(c)	37%	32%	41%

†  Data has been annualized.

(a)  Computed using average shares outstanding throughout the period.

(b)  Amount rounds to less than $0.01 per share.

(c)  The ratio excludes in-kind transactions.

oakmark.com 61

Oakmark Global Select Fund

Financial Highlights–Class I

For a share outstanding throughout each period

	Six Months Ended March 31, 2013	Year Ended September 30,
	(Unaudited)	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.65	$9.96	$10.15	$9.54	$8.23	$11.61
Income From Investment Operations:
Net Investment Income	0.03	0.09	0.02	0.04	0.06	0.14 (a)
Net Gain (Loss) on Investments (both realized and unrealized)	2.19	1.60	(0.19)	0.61	1.60	(3.07)
Total From Investment Operations	2.22	1.69	(0.17)	0.65	1.66	(2.93)
Less Distributions:
From Net Investment Income	(0.16)	0.00	(0.02)	(0.04)	(0.35)	(0.02)
From Capital Gains	(0.10)	0.00	0.00	0.00	0.00	(0.44)
Total Distributions	(0.26)	0.00	(0.02)	(0.04)	(0.35)	(0.46)
Redemption Fees	0.00	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.01
Net Asset Value, End of Period	$13.61	$11.65	$9.96	$10.15	$9.54	$8.23
Total Return	19.28%	16.97%	-1.65%	6.81%	22.24%	-25.95%
Ratios/Supplemental Data:
Net Assets, End of Period ($million)	$789.5	$555.8	$422.0	$329.9	$266.2	$232.8
Ratio of Expenses to Average Net Assets	1.17%†	1.23%	1.24%	1.29%	1.43%	1.35%
Ratio of Net Investment Income to Average Net Assets	0.16%†	0.72%	0.33%	0.40%	0.88%	1.41%
Portfolio Turnover Rate	12%	36%	49%	50%	41%	62%

†  Data has been annualized.

(a)  Computed using average shares outstanding throughout the period.

(b)  Amount rounds to less than $0.01 per share.

62 THE OAKMARK FUNDS

Oakmark International Fund

Financial Highlights–Class I

For a share outstanding throughout each period

	Six Months Ended March 31, 2013		Year Ended September 30,
	(Unaudited)		2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$18.79		$16.13	$18.18	$16.25	$15.71	$26.59
Income From Investment Operations:
Net Investment Income	0.06		0.34 (a)	0.31 (a)	0.20 (a)	0.16 (a)	0.65
Net Gain (Loss) on Investments (both realized and unrealized)	3.64		2.45	(2.20)	1.85	1.87	(7.11)
Total From Investment Operations	3.70		2.79	(1.89)	2.05	2.03	(6.46)
Less Distributions:
From Net Investment Income	(0.44)		(0.13)	(0.16)	(0.12)	(1.39)	(0.17)
From Capital Gains	0.00		0.00	0.00	0.00	(0.10)	(4.25)
Total Distributions	(0.44)		(0.13)	(0.16)	(0.12)	(1.49)	(4.42)
Redemption Fees	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net Asset Value, End of Period	$22.05		$18.79	$16.13	$18.18	$16.25	$15.71
Total Return	19.91%		17.40%	-10.54%	12.67%	17.71%	-28.59%
Ratios/Supplemental Data:
Net Assets, End of Period ($million)	$14,044.0		$8,993.6	$6,920.8	$5,707.4	$4,045.4	$3,753.6
Ratio of Expenses to Average Net Assets	1.00	%†	1.06%	1.06%	1.08%	1.17%	1.10%
Ratio of Net Investment Income to Average Net Assets	0.65	%†	1.90%	1.63%	1.21%	1.32%	2.32%
Portfolio Turnover Rate	16	%(c)	38%	45%	51%	53%	41%

Financial Highlights–Class II

For a share outstanding throughout each period

	Six Months Ended March 31, 2013		Year Ended September 30,
	(Unaudited)		2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$18.86		$16.18	$18.25	$16.38	$15.55	$26.32
Income From Investment Operations:
Net Investment Income	0.03	(a)	0.27	0.24 (a)	0.14 (a)	0.14 (a)	0.39 (a)
Net Gain (Loss) on Investments (both realized and unrealized)	3.66		2.47	(2.20)	1.86	1.96	(6.86)
Total From Investment Operations	3.69		2.74	(1.96)	2.00	2.10	(6.47)
Less Distributions:
From Net Investment Income	(0.38)		(0.06)	(0.11)	(0.13)	(1.17)	(0.05)
From Capital Gains	0.00		0.00	0.00	0.00	(0.10)	(4.25)
Total Distributions	(0.38)		(0.06)	(0.11)	(0.13)	(1.27)	(4.30)
Redemption Fees	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net Asset Value, End of Period	$22.17		$18.86	$16.18	$18.25	$16.38	$15.55
Total Return	19.74%		16.99%	-10.85%	12.26%	17.70%	-28.91%
Ratios/Supplemental Data:
Net Assets, End of Period ($million)	$300.3		$241.4	$204.0	$146.0	$107.8	$130.8
Ratio of Expenses to Average Net Assets	1.29	%†	1.39%	1.45%	1.45%	1.32%	1.52%
Ratio of Net Investment Income to Average Net Assets	0.30	%†	1.55%	1.26%	0.83%	1.15%	1.96%
Portfolio Turnover Rate	16	%(c)	38%	45%	51%	53%	41%

†  Data has been annualized.

(a)  Computed using average shares outstanding throughout the period.

(b)  Amount rounds to less than $0.01 per share.

(c)  The ratio excludes in-kind transactions.

oakmark.com 63

Oakmark International Small Cap Fund

Financial Highlights–Class I

For a share outstanding throughout each period

	Six Months Ended March 31, 2013		Year Ended September 30,
	(Unaudited)		2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$13.06		$11.56	$13.02	$11.51	$11.36	$23.19
Income From Investment Operations:
Net Investment Income	0.00	(b)	0.20	0.15 (a)	0.12 (a)	0.15 (a)	0.37
Net Gain (Loss) on Investments (both realized and unrealized)	1.95		1.32	(1.53)	1.55	1.06	(6.36)
Total From Investment Operations	1.95		1.52	(1.38)	1.67	1.21	(5.99)
Less Distributions:
From Net Investment Income	(0.21)		(0.02)	(0.08)	(0.16)	(0.93)	(0.18)
From Capital Gains	0.00		0.00 (b)	0.00	0.00	(0.13)	(5.66)
Total Distributions	(0.21)		(0.02)	(0.08)	(0.16)	(1.06)	(5.84)
Redemption Fees	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net Asset Value, End of Period	$14.80		$13.06	$11.56	$13.02	$11.51	$11.36
Total Return	15.06%		13.15%	-10.72%	14.70%	16.28%	-32.47%
Ratios/Supplemental Data:
Net Assets, End of Period ($million)	$1,790.0		$1,525.8	$1,328.4	$1,217.2	$768.0	$663.6
Ratio of Expenses to Average Net Assets	1.37	%†	1.41%	1.38%	1.38%	1.54%	1.41%
Ratio of Net Investment Income to Average Net Assets	0.00	%†(c)	1.54%	1.10%	1.02%	1.77%	2.17%
Portfolio Turnover Rate	23%		33%	46%	54%	46%	50%

Financial Highlights–Class II

For a share outstanding throughout each period

	Six Months Ended March 31, 2013		Year Ended September 30,
	(Unaudited)		2012		2011	2010	2009	2008
Net Asset Value, Beginning of Period	$12.98		$11.50		$12.97	$11.50	$11.33	$23.15
Income From Investment Operations:
Net Investment Income (Loss)	(0.02	)(a)	0.17	(a)	0.12 (a)	0.09 (a)	0.14 (a)	0.47
Net Gain (Loss) on Investments (both realized and unrealized)	1.95		1.31		(1.55)	1.54	1.06	(6.48)
Total From Investment Operations	1.93		1.48		(1.43)	1.63	1.20	(6.01)
Less Distributions:
From Net Investment Income	(0.18)		0.00		(0.04)	(0.16)	(0.90)	(0.15)
From Capital Gains	0.00		0.00	(b)	0.00	0.00	(0.13)	(5.66)
Total Distributions	(0.18)		0.00	(b)	(0.04)	(0.16)	(1.03)	(5.81)
Redemption Fees	0.00	(b)	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net Asset Value, End of Period	$14.73		$12.98		$11.50	$12.97	$11.50	$11.33
Total Return	14.99%		12.90%		-11.09%	14.30%	16.08%	-32.63%
Ratios/Supplemental Data:
Net Assets, End of Period ($million)	$2.9		$2.6		$1.9	$1.4	$0.8	$0.3
Ratio of Expenses to Average Net Assets	1.61	%†	1.69%		1.72%	1.72%	1.71%	1.54%
Ratio of Net Investment Income (loss) to Average Net Assets	(0.27	)%†	1.34%		0.85%	0.74%	1.66%	2.12%
Portfolio Turnover Rate	23%		33%		46%	54%	46%	50%

†  Data has been annualized.

(a)  Computed using average shares outstanding throughout the period.

(b)  Amount rounds to less than $0.01 per share.

(c)  Amount rounds to less than 0.01%.

64 THE OAKMARK FUNDS

The Oakmark Funds Disclosure Regarding The Board of Trustees' October 2012 Approval of Investment Advisory Contracts As Approved April 17, 2013

Each year, the Board of Trustees of the Oakmark Funds (the "Board"), including a majority of the independent Trustees, is required by the Investment Company Act of 1940 (the "1940 Act") to determine whether to continue each Fund's investment advisory agreement (each an "Agreement") with the Fund's investment adviser (the "Adviser"). The Board requests and receives from the Adviser a broad range of materials and information that are relevant to the Trustees' consideration of the Agreements, both throughout the year and especially in connection with its annual review of the Agreements. In addition, the Board retains an independent data provider to provide performance and expense information for each Fund and for comparable funds.

The Board's committee on contracts (the "Committee") leads the Board in its evaluation of the Agreements. The Committee is comprised entirely of trustees who are not "interested persons" of the Funds as defined in the 1940 Act ("Independent Trustees"), and more than 75% of the Board is comprised of Independent Trustees. During the last year, the Committee and the Board met numerous times to consider the Agreements. At each of those meetings, the Committee and the Board were advised by, and met in executive session with, their experienced independent legal counsel.

In connection with their consideration of each Agreement, the Committee and the Board considered, among other things: (i) the nature, quality and extent of the Adviser's services, (ii) the investment performance of each Fund, as well as performance information for comparable funds, (iii) the fees and other expenses paid by each Fund, as well as fee and expense information for comparable funds and separate accounts managed by the Adviser, (iv) the profitability of the Adviser and its affiliates from their relationship with each Fund, (v) whether economies of scale may be realized as the Funds grow and whether fee levels share with Fund investors economies of scale and (vi) other benefits to the Adviser from its relationship with each Fund.

At a meeting held on October 17, 2012, the Board, including all of the Independent Trustees, upon recommendation of the Committee, determined that the continuation of the Agreement for each Fund was in the best interest of the Fund and its shareholders, and approved the continuation of the Agreements through October 31, 2013. Below is a summary of the principal information considered by the Board as well as the Board's conclusions regarding various factors. In their deliberations, the Independent Trustees did not identify any single factor that was paramount or determinative, and each Independent Trustee may have weighed the information differently.

1.  Nature, Extent and Quality of Services

The Board's consideration of the nature, extent and quality of the Adviser's services to the Funds took into account the knowledge the Board gained during meetings with the Adviser throughout the year. In addition, the Board considered: the Adviser's long-term history of care and conscientiousness in the management of the Funds; the consistency of its investment approach; the background and experience of the Adviser's investment personnel responsible for managing the Funds; the Adviser's performance as administrator of the Funds; the Adviser's comprehensive compliance program; and the favorable recognition of the Adviser and the Funds in the media and in industry publications. The Board also reviewed the Adviser's resources and key personnel involved in providing investment management services to the Funds, including the time that investment personnel devoted to each Fund and the investment results produced as a result of the Adviser's in-house research. The Board also noted the significant personal investments that the Adviser's personnel have made in the Funds, which serve to further align the interests of the Adviser and its personnel with those of the Funds' shareholders. The Board concluded that the nature, extent and quality of the services provided by the Adviser to each Fund were appropriate and consistent with the Fund's Agreement and that each Fund was likely to continue to benefit from services provided under its Agreement with the Adviser.

2.  Investment Performance of the Funds

The Board considered each Fund's investment performance over various time periods, including how the Fund performed compared to the performance of a group of comparable funds (the Fund's "Performance Universe") selected by Lipper, Inc. ("Lipper"). Among the performance periods considered by the Board were those ended on April 30, 2012. Where available, the Board considered one-, three-, five- and ten-year performance.

Further detail considered by the Board regarding the investment performance of each Fund is set forth below:

Oakmark Fund. The Board considered that the Fund outperformed the annualized returns of its Universe Median during all periods presented.

Oakmark Select Fund. The Board considered that the Fund outperformed the annualized returns of its Universe Median during all periods presented.

Oakmark Equity and Income Fund. Noting that its focus continues to be on longer-term performance, the Board considered that the Fund outperformed the annualized returns of its Universe Median during the five- and ten-year periods, although it underperformed the Universe Median during the one- and three-year periods. The Board also took into account the Adviser's assertion that the Fund's risk profile generally is more conservative than many of its peers, which may result in relative underperformance during periods of exceptionally high returns in the equity markets.

Oakmark Global Fund. The Board considered that the Fund outperformed the annualized returns of its Universe Median during all periods presented.

Oakmark Global Select Fund. Noting that the Fund commenced operations in October 2006, the Board considered that the Fund outperformed the annualized returns of its Universe Median during all periods presented.

Oakmark International Fund. The Board considered that the Fund outperformed the annualized returns of its Universe Median during all periods presented.

oakmark.com 65

Oakmark International Small Cap Fund. The Board considered that the Fund outperformed the annualized returns of its Universe Median during all periods presented.

In addition to comparing each Fund's performance to that of its Performance Universe, the Board also considered each Fund's performance compared to that of its benchmark and other comparative data provided by Lipper, including each Fund's total return and performance relative to risk. After considering all of this information, the Board concluded that the Adviser was delivering performance for each Fund that was consistent with the long-term investment strategies being pursued by the Fund, and that the Fund and its shareholders were benefiting from the Adviser's investment management of the Fund

3.  Costs of Services Provided and Profits Realized by the Adviser

Using information provided by Lipper, the Board evaluated each Fund's advisory fee compared to the advisory fee for other mutual funds comparable in size, character and investment strategy (the "Expense Group"), and each Fund's expense ratio compared to that of the Expense Group.

The Board also reviewed the Adviser's advisory fees for comparable institutional separate account clients and subadvised funds (for which the Adviser provides portfolio management services only). The Board noted the Adviser's explanation that, although in most instances, the fees paid by those other clients were lower than the fees paid by the Funds, the differences reflected the Adviser's significantly greater level of responsibilities and broader scope of services regarding the Funds, and the more extensive regulatory obligations and risks associated with managing the Funds.

The Board also considered the Adviser's costs in serving as the Fund's investment adviser and manager, including costs associated with technology, infrastructure and compliance necessary to manage the Funds. The Board reviewed the Adviser's methodology for allocating costs among the Adviser's lines of business and among the Funds. The Board also considered information regarding the structure of the Adviser's compensation program for portfolio managers, analysts and certain other employees and the relationship of such compensation to the Adviser's ability to attract and retain quality personnel. Finally, the Board considered the Adviser's profitability analysis, as well as an Investment Management Industry Profitability Analysis prepared by Lipper. The Board examined the pre-tax profits realized by the Adviser and its affiliates from their relationship with each Fund, as presented in the profitability analyses, as well as the financial condition of the Adviser.

Further detail considered by the Board regarding the management fee rate and expense ratio of each Fund is set forth below:

Oakmark Fund. The Board considered that the Fund's management fee rate and total expense ratio are higher than the respective medians of the Fund's Expense Group. The Board, in its consideration of expenses, took into account its review of the Fund's performance. The Board also considered that it and the Adviser agreed to reduce the Oakmark Fund's advisory fee from 0.70% to 0.675% for $7.5-$10 billion of assets under management and from 0.65% to 0.625% for assets under management over $10 billion.

Oakmark Select Fund, Oakmark Global Fund and Oakmark International Small Cap Fund. The Board considered that each Fund's management fee rate and total expense ratio are higher than the respective medians of the Fund's Expense Group. The Board, in its consideration of expenses, also took into account its review of each Fund's performance.

Oakmark Equity and Income Fund and Oakmark Global Select Fund. The Board considered that each Fund's management fee rate is higher than the median of the Fund's Expense Group. The Board noted, however, that each Fund's total expense ratio, which reflects the total fees paid by an investor, is lower than the median of each Fund's Expense Group.

Oakmark International Fund. The Board considered that the Fund's management fee and total expense ratio, which reflects the total fees paid by an investor, are lower than the respective medians of the Fund's Expense Group.

After its review of all the matters addressed, including those outlined above, the Board concluded that the management fees paid by each Fund to the Adviser were reasonable in light of the services provided, and that the profitability of the Adviser's relationship with the Funds appeared to be reasonable in relation to the services performed.

4.  Economies of Scale and Fee Levels Reflecting Those Economies

The Board considered whether each Fund's management fee structure provides for a sharing with shareholders of potential economies of scale that may be realized by the Adviser. The Board reviewed each Agreement, which includes breakpoints that decrease the management fee rate as a Fund's assets increase. The Board also considered that it and the Adviser had agreed to additional breakpoints in the Agreement for Oakmark Fund. The Board concluded that the breakpoints in the fee schedule for each Fund allow shareholders to benefit from potential economies of scale that may be achieved by the Adviser.

5.  Other Benefits Derived from the Relationship with the Funds

The Board also considered other benefits that accrue to the Adviser and its affiliates from their relationship with the Funds. The Board noted that an affiliate of the Adviser serves as the Funds' distributor, without compensation, pursuant to a written agreement the Board evaluates annually.

The Board also considered the Adviser's use of a portion of the commissions paid by the Funds on their portfolio brokerage transactions to obtain research products and services benefiting the Funds and/or other clients of the Adviser and considered the Adviser's assertion that its use of "soft" commission dollars to obtain research products and services was consistent with regulatory requirements.

After full consideration of the above factors, as well as other factors that were instructive in evaluating the Agreements, the Board, including all of the Independent Trustees, concluded that approval of the continuation of each Agreement was in the best interests of the Fund and its shareholders. On October 17, 2012, the Board continued each Agreement.

66 THE OAKMARK FUNDS

Disclosures and Endnotes

Reporting to Shareholders. The Funds reduce the number of duplicate prospectuses, annual and semi-annual reports your household receives by sending only one copy of each to those addresses shared by two or more accounts. Call the Funds at 1-800-OAKMARK to request individual copies of these documents. The Funds will begin sending individual copies thirty days after receiving your request.

Before investing in any Oakmark Fund, you should carefully consider the Fund's investment objectives, risks, management fees and other expenses. This and other important information is contained in a Fund's prospectus and summary prospectus. Please read the prospectus and summary prospectus carefully before investing. For more information, please visit oakmark.com or call 1-800-OAKMARK (625-6275).

The discussion of the Funds' investments and investment strategy (including current investment themes, the portfolio managers' research and investment process, and portfolio characteristics) represents the Funds' investments and the views of the portfolio managers and Harris Associates L.P., the Funds' investment adviser, at the time of this letter, and are subject to change without notice.

Endnotes:

1.  Suzanne L. Duncan, Vanessa N.R. Forero, Kelly J. McKenna, Nicola Roemer, and Nidhi V. Shandilya. The Influential Investor—How Investor Behavior is Redefining Performance. Copyright 2012.

2.  The S&P 500 Total Return Index is a market capitalization-weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market. All returns reflect reinvested dividends and capital gains distributions. This index is unmanaged and investors cannot invest directly in this index.

3.  Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.

4.  The Dow Jones Industrial Average is an index that includes only 30 U.S. blue-chip companies. This index is unmanaged and investors cannot invest directly in this index.

5.  The Lipper Large Cap Value Funds Index is an equally weighted index of the largest 30 funds within the large cap value funds investment objective as defined by Lipper Inc. The index is adjusted for the reinvestment of capital gains and income dividends. This index is unmanaged and investors cannot invest directly in this index.

6.  Portfolio holdings are subject to change without notice and are not intended as recommendations of individual stocks.

7.  The Price-Earnings Ratio ("P/E") is the most common measure of the expensiveness of a stock.

8.  The Lipper Multi-Cap Value Funds Index tracks the results of the 30 largest mutual funds in the Lipper Multi-Cap Value Funds category. This index is unmanaged and investors cannot invest directly in this index.

9.  The Lipper Balanced Funds Index measures the performance of the 30 largest U.S. balanced funds tracked by Lipper. This index is unmanaged and investors cannot invest directly in this index.

10.  The Barclays U.S. Government / Credit Index is a benchmark index made up of the Barclays Capital U.S. Government and U.S. Corporate Bond indices, including

U.S. government Treasury and agency securities as well as corporate and Yankee bonds. This index is unmanaged and investors cannot invest directly in this index.

11.  Charles Mead. Heinz Wins record Junk Rate for Buffet Deal: Corporate finance. Bloomberg, March 25, 2013.

12.  The MSCI World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

13.  The Lipper Global Fund Index measures the performance of the 30 largest mutual funds that invest in securities throughout the world. This index is unmanaged and investors cannot invest directly in this index.

14.  The MSCI World ex U.S. Index (Net) is a free float-adjusted market capitalization index that is designed to measure international developed market equity performance, excluding the U.S. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

15.  The MSCI EAFE (Europe, Australasia, Far East) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the international equity market performance of developed markets, excluding the US & Canada. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

16.  The Lipper International Fund Index reflects the net asset value weighted total return of the 30 largest international equity funds. This index is unmanaged and investors cannot invest directly in this index.

17.  The MSCI World ex U.S. Small Cap Index (Net) is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance, excluding the U.S. The MSCI Small Cap Indices target 40% of the eligible Small Cap universe within each industry group, within each country. MSCI defines the Small Cap universe as all listed securities that have a market capitalization in the range of USD200-1,500 million. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

18.  The Lipper International Small Cap Funds Index measures the performance of the 10 largest international small-cap funds tracked by Lipper. This index is unmanaged and investors cannot invest directly in this index.

OAKMARK, OAKMARK FUNDS, OAKMARK INTERNATIONAL, and OAKMARK and tree design are trademarks owned or registered by Harris Associates L.P. in the U.S. and/or other countries.

oakmark.com 67

The Oakmark Funds

Trustees and Officers

Trustees

Allan J. Reich—Chairman

Michael J. Friduss

Thomas H. Hayden

Christine M. Maki

Steven S. Rogers

Kristi L. Rowsell

Burton W. Ruder

Peter S. Voss

Officers

Kristi L. Rowsell—President and Principal Executive Officer

Robert M. Levy—Executive Vice President

Anthony P. Coniaris—Vice President

John N. Desmond—Vice President

Richard J. Gorman—Vice President, Chief Compliance
Officer and Assistant Secretary

Kevin G. Grant—Vice President

Thomas E. Herman—Principal Financial Officer

David G. Herro—Vice President

John J. Kane—Treasurer

Michael L. Manelli—Vice President

Clyde S. McGregor—Vice President

Thomas W. Murry—Vice President

Michael J. Neary—Vice President

William C. Nygren—Vice President

John R. Raitt—Vice President

Vineeta D. Raketich—Vice President

Janet L. Reali—Vice President, Secretary and Chief Legal Officer

Robert A. Taylor—Vice President

Andrew J. Tedeschi—Assistant Treasurer

Other Information

Investment Adviser

Harris Associates L.P.
Two North LaSalle Street
Chicago, Illinois 60602-3790

Transfer Agent

Boston Financial Data Services, Inc.
Quincy, Massachusetts

Legal Counsel

K&L Gates LLP
Chicago, Illinois

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Chicago, Illinois

Contact Us

Please call 1-800-OAKMARK
(1-800-625-6275)
or 617-483-8327

Website

oakmark.com

To obtain a prospectus, an application or periodic reports, access our web site at oakmark.com, or call 1-800-OAKMARK (625-6275) or (617) 483-8327.

Each Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q's are available on the SEC's website at www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free 1-800-625-6275; on the Funds' website at www.oakmark.com; and on the Securities and Exchange Commission's website at www.sec.gov.

No later than August 31 of each year, information regarding how the Adviser, on behalf of the Funds, voted proxies relating to the Funds' portfolio securities for the twelve months ended the preceding June 30 will be available through a link on the Funds' website at www.oakmark.com and on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Funds.The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by a currently effective prospectus of the Funds.

No sales charge to the shareholder or to the new investor is made in offering the shares of the Funds, however, a shareholder of the Oakmark International Small Cap Fund may incur a 2% redemption fee on an exchange or redemption of Class I Shares and Class II Shares held for 90 days or less.

www.Oakmark.com

OAKMARK FUND CLASS II

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK FUND FROM ITS
INCEPTION (04/05/01) TO PRESENT (03/31/13) AS COMPARED TO THE
STANDARD & POOR'S 500 INDEX (UNAUDITED)

Average Annual Total Returns
(as of 03/31/13)

(Unaudited)	1-year	5-year	10-year	Since Inception (04/05/01)
Oakmark Fund (Class II)	15.53%	9.48%	8.92%	6.49%
S&P 500 Index	13.96%	5.81%	8.53%	4.64%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class II shares as of 09/30/12 was 1.30%.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain the most recent month-end performance data, visit oakmark.com.

The S&P 500 Total Return Index is a broad market-weighted average of U.S. blue-chip companies. This index is unmanaged and investors cannot invest directly in this index.

Harris Associates Securities L.P., member FINRA, May 2013

OAKMARK SELECT FUND CLASS II

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK SELECT FUND FROM ITS
INCEPTION (12/31/99) TO PRESENT (03/31/13) AS COMPARED TO THE
STANDARD & POOR'S 500 INDEX (UNAUDITED)

Average Annual Total Returns
(as of 03/31/13)

(Unaudited)	1-year	5-year	10-year	Since Inception (12/31/99)
Oakmark Select Fund (Class II)	12.86%	9.53%	7.64%	8.24%
S&P 500 Index	13.96%	5.81%	8.53%	2.41%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class II shares as of 09/30/12 was 1.36%.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain the most recent month-end performance data, visit oakmark.com.

The S&P 500 Total Return Index is a broad market-weighted average of U.S. blue-chip companies. This index is unmanaged and investors cannot invest directly in this index.

Harris Associates Securities L.P., member FINRA, May 2013

OAKMARK EQUITY AND INCOME FUND CLASS II

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK EQUITY AND INCOME
FUND FROM ITS INCEPTION (07/12/00) TO PRESENT (03/31/13) AS COMPARED TO
THE LIPPER BALANCED FUND INDEX (UNAUDITED)

Average Annual Total Returns
(as of 03/31/13)

(Unaudited)	1-year	5-year	10-year	Since Inception (07/13/00)
Oakmark Equity & Income Fund (Class II)	7.00%	4.56%	8.83%	8.76%
Lipper Balanced Fund Index	9.37%	5.04%	7.27%	4.19%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class II shares as of 09/30/12 was 1.09%.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain the most recent month-end performance data, visit oakmark.com.

The Lipper Balanced Fund Index measures the performance of the 30 largest U.S. balanced funds tracked by Lipper. This index is unmanaged and investors cannot invest directly in this index.

Harris Associates Securities L.P., member FINRA, May 2013

OAKMARK GLOBAL FUND CLASS II

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK GLOBAL FUND
FROM ITS INCEPTION (10/10/01) TO PRESENT (03/31/13) AS COMPARED TO THE
MSCI WORLD INDEX (UNAUDITED)

Average Annual Total Returns
(as of 03/31/13)

(Unaudited)	1-year	5-year	10-year	Since Inception (10/10/01)
Oakmark Global Fund (Class II)	12.20%	4.18%	12.38%	11.18%
MSCI World Index	11.85%	2.23%	8.88%	5.61%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class II shares as of 09/30/12 was 1.50%.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain the most recent month-end performance data, visit oakmark.com.

The MSCI World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

Harris Associates Securities L.P., member FINRA, May 2013

OAKMARK INTERNATIONAL FUND CLASS II

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK INTERNATIONAL FUND
FROM ITS INCEPTION (11/04/99) TO PRESENT (03/31/13) AS COMPARED TO THE
MSCI WORLD EX U.S. INDEX (UNAUDITED)

Average Annual Total Returns
(as of 03/31/13)

(Unaudited)	1-year	5-year	10-year	Since Inception (11/04/99)
Oakmark International Fund (Class II)	16.22%	6.77%	12.84%	8.62%
MSCI World ex U.S. Index	10.43%	-0.75%	9.95%	3.23%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class II shares as of 09/30/12 was 1.39%.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain the most recent month-end performance data, visit oakmark.com.

The MSCI World ex U.S. Index (Net) is a free float-adjusted market capitalization index that is designed to measure international developed market equity performance, excluding the U.S. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

Harris Associates Securities L.P., member FINRA, May 2013

OAKMARK INTERNATIONAL
SMALL CAP FUND CLASS II

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK INTERNATIONAL SMALL CAP FUND FROM ITS INCEPTION (01/08/01) TO PRESENT (03/31/13) AS COMPARED TO THE MSCI WORLD EX U.S. SMALL CAP INDEX (UNAUDITED)

Average Annual Total Returns
(as of 03/31/13)

(Unaudited)	1-year	5-year	10-year	Since Inception (01/08/01)
Oakmark International Small Cap Fund (Class II)	4.45%	4.46%	14.34%	10.80%
MSCI World ex U.S. Small Cap Index	10.87%	2.05%	13.14%	8.69%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class II shares as of 09/30/12 was 1.69%.

The performance data quoted represents past performance. The above performance information does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain the most recent month-end performance data, visit oakmark.com.

The MSCI World ex U.S. Small Cap Index (Net) is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance, excluding the U.S. The MSCI Small Cap Indices target 40% of the eligible Small Cap universe within each industry group, within each country. MSCI defines the Small Cap universe as all listed securities that have a market capitalization in the range of USD200-1,500 million. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

Harris Associates Securities L.P., member FINRA, May 2013

Item 2. Code of Ethics.

Not required in this filing.

Item 3. Audit Committee Financial Expert.

Not required in this filing.

Item 4. Principal Accountant Fees and Services.

Not required in this filing.

Item 5. Audit Committee of Listed Registrants.

Not required in this filing.

Item 6. Investments.

(a) The Schedule of Investments in securities of unaffiliated issuers is included as part of the semi-annual report to shareholders filed under Item 1 of this Form.

(b) No disclosures are required by this Item 6(b).

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period covered by this report, no amendments were made to the procedures adopted in fiscal year 2007.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the disclosure controls and procedures (as defined in Rule

30a-3(c) under the Investment Company Act of 1940, the “Disclosure Controls”), the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the Registrant in this report is recorded, processed, summarized and reported within 90 days prior to the filing of this report, including ensuring that information required to be disclosed in this report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the time period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1)	Not required in this filing.

	(2)

Certifications of Kristi L. Rowsell, Principal Executive Officer, and Thomas E. Herman, Principal Financial Officer, pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), attached hereto as Exhibits (a)(2)(i) and (a)(2)(ii).

	(3)	Not applicable.

(b)

Certifications of Kristi L. Rowsell, Principal Executive Officer and Thomas E. Herman, Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, attached hereto as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Harris Associates Investment Trust

By:	/s/ Kristi L. Rowsell
Kristi L. Rowsell
Principal Executive Officer
Date:	May 22, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kristi L. Rowsell
Kristi L. Rowsell
Principal Executive Officer
Date:	May 22, 2013

By:	/s/ Thomas E. Herman
Thomas E. Herman
Principal Financial Officer
Date:	May 22, 2013